Filed pursuant to Rule 497(b)
File No. 333-230552

IronBridge Small Cap Fund
IronBridge SMID Cap Fund
IronBridge Large Cap Fund

One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181
(630) 684-8300

May 6, 2019

Dear Shareholder,

We are sending this information to you because you are a shareholder of the IronBridge Small Cap Fund, the IronBridge SMID Cap Fund, and/or the IronBridge Large Cap Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of IronBridge Funds, Inc. (the “Company”).  After careful consideration, RMB Capital Management, LLC (“RMB” or the “Adviser”), the Target Funds’ investment adviser, has recommended, and the Company’s Board of Directors has approved and is recommending to shareholders that they approve, the reorganization (each a “Reorganization” and collectively, the “Reorganizations”) of their Target Fund into a corresponding fund (each, a “Successor Fund”, collectively, the “Successor Funds” and together with the Target Funds, the “Funds”) that is a series of RMB Investors Trust (the “Trust”).  RMB has been the investment adviser for the Target Funds since 2017 and for other series of the Trust since 2016.  In 2017, the employees of the Target Funds’ former investment adviser joined RMB.  In connection with the employees joining RMB, the Target Funds added an independent director who also serves as an independent trustee for the Trust.  The purpose of the Reorganizations is to consolidate all funds managed by the Adviser under a single legal entity, standardize disclosure for the Funds, and potentially lower the costs of managing the Funds and reduce Fund operating expenses as a result of anticipated efficiencies associated with consolidating the operations and boards of the Trust and the Company.  However, there is no guarantee that such efficiencies and reduced Fund operating expenses will be achieved.  The boards of the Company and the Trust are each comprised of four board members, with different individual members constituting each board.

A special meeting of shareholders of the Target Funds is scheduled for 4:00 PM Central time on June 6, 2019, at 115 South LaSalle Street, 34th Floor, Chicago, Illinois 60603 (the “Special Meeting”), where shareholders of each Target Fund will be asked to vote on the Reorganization of their respective Target Fund.  If the Reorganization is approved, your Target Fund’s investment adviser, portfolio managers (with one exception for the IronBridge Small Cap Fund and IronBridge SMID Cap Fund), management fees, and net asset value will not change as a result of the Reorganization.  The costs of the Reorganizations will not be borne by the Funds or their shareholders.  Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization of their respective Target Fund.

The Company’s Board of Directors believes that the proposed Reorganization of each Target Fund is in the best interests of such Target Fund and recommends that you vote FOR the proposed Reorganization of your Target Fund.

A Combined Proxy Statement and Prospectus regarding the Special Meeting, the Reorganizations, and the Successor Funds, as well as a proxy card for your vote at the Special Meeting and a postage-prepaid envelope in which to return your proxy card in advance of the Special Meeting, are enclosed.  In addition to voting by mail, you can vote by telephone, by Internet, or in person at the Special Meeting, as explained in the enclosed materials.  Please review these materials carefully.  Your Vote Is Important and we urge you to cast your vote as soon as possible.  By voting promptly, you can help avoid the expense of additional mailings.

If you have questions, please call (866) 620-2538.

Sincerely,

/s/ Walter H. Clark
Walter H. Clark, President and CEO
IronBridge Funds, Inc.

IronBridge Small Cap Fund
IronBridge SMID Cap Fund
IronBridge Large Cap Fund

(Each a series of IronBridge Funds, Inc.)
One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181
(630) 684-8300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2019

Notice is hereby given that a special meeting of shareholders of the IronBridge Small Cap Fund, the IronBridge SMID Cap Fund, and the IronBridge Large Cap Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of IronBridge Funds, Inc. (the “Company”), will be held on June 6, 2019 at 4:00 PM, Central time, in the offices of RMB Capital Management, LLC at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603 and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders will be asked to consider the following proposal with respect to their respective Target Fund, and any other business that may properly come before the meeting:

To approve an Agreement and Plan of Reorganization (“Plan”) providing for (i) the transfer and delivery of all the assets of the Target Fund to the corresponding series (the “Successor Fund”) of RMB Investors Trust in exchange solely for Class I shares of beneficial interest, par value $0.10 per share, of the Successor Fund (“Successor Fund Shares”) and the assumption by the Successor Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund

The Plan provides for the reorganization of each of the following Target Funds into Class I shares of the corresponding Successor Funds:

Target Fund	Proposed to be Reorganized into	Successor Fund
IronBridge Small Cap Fund (IBSCX)	è	RMB Small Cap Fund
IronBridge SMID Cap Fund (IBSMX)	è	RMB SMID Cap Fund
IronBridge Large Cap Fund (IBLCX)	è	RMB Dividend Growth Fund

Only shareholders of record at the close of business on April 12, 2019 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.  The Board of Directors (“Board”) of the Company recommends that you vote FOR the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 6, 2019 or any adjournment or postponement thereof.  This Notice and a Combined Proxy Statement and Prospectus are available on the internet at www.ironbridgefunds.net.On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to complete, sign, and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage if mailed in the United States and is intended for your convenience.  You also may vote through the Internet, by visiting the website address on your proxy card, or by telephone by using the toll-free number on your proxy card.  Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.  If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

_____________________________________

REORGANIZATION OF

IronBridge Small Cap Fund
IronBridge SMID Cap Fund
IronBridge Large Cap Fund

(Each a series of IronBridge Funds, Inc.)
One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181
(630) 684-8300

IN EXCHANGE FOR SHARES OF

RMB Small Cap Fund
RMB SMID Cap Fund
RMB Dividend Growth Fund

(Each a series of RMB Investors Trust)
115 South LaSalle, 34th Floor
Chicago, Illinois 60603
(800) 462-2392

_____________________________________

COMBINED PROXY STATEMENT AND PROSPECTUS

May 6, 2019

This Combined Proxy Statement and Prospectus (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (“Company Board”) of IronBridge Funds, Inc. (the “Company”) on behalf of three of its series, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, and IronBridge Large Cap Fund (each, a “Target Fund” and collectively, the “Target Funds”) for use at a special meeting of shareholders of the Target Funds to be held on June 6, 2019 at 4:00 PM, Central time, in the offices of RMB Capital Management, LLC at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603 (the “Special Meeting”).  Each Target Fund and each Successor Fund (as defined below) is a series of a registered open-end management investment company (mutual funds).

This Proxy Statement was first mailed to shareholders on or about May 10, 2019.  Shareholders of record at the close of business on April 12, 2019 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.  At the Special Meeting, shareholders of the Target Funds will be asked to approve an Agreement and Plan of Reorganization (“Plan”) by and between the Company, on behalf of the Target Funds, RMB Investors Trust (the “Trust”), on behalf of newly formed series corresponding to such Target Funds (each, a “Successor Fund” and collectively, the “Successor Funds” and together with the Target Funds, the “Funds”) and, for limited purposes set forth in the Plan, RMB Capital Management, LLC, the Target Funds’ and the Successor Funds’ investment adviser (“RMB” or the “Adviser”).

With respect to each Target Fund and corresponding Successor Fund, the Plan provides for the following (each a “Reorganization” and collectively, the “Reorganizations”):  (i) the transfer and delivery of all the assets of the Target Fund to the Successor Fund in exchange solely for Class I shares of beneficial interest, par value $0.10 per share, of the Successor Fund (“Successor Fund Shares”) and the assumption by the Successor Fund of all the liabilities of the Target Fund, and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.  A form of the Plan is included as Appendix A to this Proxy Statement.

At separate meetings held on March 6, 2019 and March 7, 2019, the Company Board and the Trust’s Board of Trustees (the “Trust Board”), respectively, each approved the Plan.  If approved by Target Fund shareholders, and subject to other conditions, the Reorganizations are expected to be completed on or about June 21, 2019.

This Proxy Statement sets forth the information you should know about the Reorganizations before voting.  Please read this Proxy Statement and keep it for future reference.  This document also serves as a prospectus for the offering and issuance of the shares of each Successor Fund to be issued in the Reorganizations.  The Statement of Additional Information (“SAI”) dated May 6, 2019 relating to this Proxy Statement and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement (meaning that it is legally considered to be part of this Proxy Statement).

The series of the Trust being established for the purposes of completing the Reorganizations have not yet commenced operations as of the date of this Proxy Statement.  Further information about the Target Funds is contained in their Prospectus and Statement of Additional Information each dated October 30, 2018, the semi-annual shareholder report dated December 31, 2018, and the annual shareholder report dated June 30, 2018.  Each Target Fund’s current Prospectus and Statement of Additional Information is incorporated by reference herein (meaning that it is legally considered to be part of this Proxy Statement).  This Proxy Statement incorporates the following documents:

•
The Prospectus and Statement of Additional Information for the Target Funds, dated October 30, 2018, are incorporated by reference to Post-Effective Amendment No. 21 to IronBridge Fund Inc. Registration Statement on Form N-1A (File No. 811-22397 and Accession No. 0000894189-18-005892), filed with the SEC on October 29, 2018.  On file with the SEC at www.sec.gov.

•
The audited financial statements of the Target Funds, dated June 30, 2018, are incorporated by reference to the Annual Report of the Funds for the fiscal year ended June 30, 2018, filed on Form N-CSR (File No. 811-22397 and Accession No. 0001104659-18-055783) filed with the SEC on September 7, 2018.  On file with the SEC at www.sec.gov.

•
The financial statements of the Target Funds, dated December 31, 2018, are incorporated by reference to the Semi-Annual Report of the Funds for the six-month fiscal period ended December 31, 2018, filed on Form N-CSRS (File No. 811-22397 and Accession No. 0001104659-19-013815) filed with the SEC on March 11, 2019.  On file with the SEC at www.sec.gov.

The shareholder reports contain information about fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance.  Copies of the prospectus, annual and semi-annual shareholder reports, and Statement of Additional Information for the Target Funds are all available at no cost by calling (877) 861-7714 (for individuals/trusts) or (800) 443-2862 (for institutions); or by visiting our website at www.ironbridgefunds.net.

All of the above-referenced documents are also on file with the SEC and available through its website at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

APPENDIX A	FORM OF THE AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B	COMPARISON OF FUNDS’ INVESTMENT RESTRICTIONS	B-1
APPENDIX C	SHAREHOLDER INFORMATION FOR THE SUCCESSOR FUNDS	C-1
APPENDIX D	COMPARISON OF ORGANIZATION, GOVERNING LAW, AND SHAREHOLDER RIGHTS BETWEEN IRONBRIDGE FUNDS, INC. (A MARYLAND CORPORATION) AND RMB INVESTORS TRUST (A DELAWARE STATUTORY TRUST)	D-1
APPENDIX E	FINANCIAL HIGHLIGHTS	E-1

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FREQUENTLY ASKED QUESTIONS

What are Target Fund shareholders being asked to vote on?
At a meeting held on March 6, 2019, the Company Board, a majority of whose members are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Plan providing for the  reorganizations of the IronBridge Small Cap Fund into the RMB Small Cap Fund, the IronBridge SMID Cap Fund into the RMB SMID Cap Fund, and the IronBridge Large Cap Fund into the RMB Dividend Growth Fund (each previously defined as a “Reorganization”), and recommended that shareholders also approve the Plan with respect to their Target Fund.  If approved by shareholders, each Reorganization will be accomplished by the transfer of all the assets of the Target Fund to the corresponding Successor Fund in exchange for Class I shares of that Successor Fund.  Immediately following the transfer, the Successor Fund Shares received in the exchange will be distributed to shareholders of the corresponding Target Fund in complete liquidation of the Target Fund.

What is the purpose of the Reorganizations?
The purpose of the Reorganizations is to consolidate all funds managed by the Adviser under a single legal entity, consolidate the boards, standardize disclosure for the Funds, and potentially lower the costs of managing the Funds and reduce Fund operating expenses as a result of anticipated efficiencies associated with consolidating the operations and boards of the Trust and the Company.  However, there is no guarantee that such efficiencies and reduced Fund operating expenses will be achieved.

What are the Target Funds’ and Successor Funds’ management arrangements?
The Company is overseen by the Company Board and the Trust is overseen by the Trust Board.  Each board is comprised of four board members with different individual members constituting each board.  All Target Funds are advised by RMB, which will be responsible for providing investment advisory and portfolio management services to the Successor Funds following the Reorganizations.  The individual portfolio managers for each Target Fund are expected to remain the same following the Reorganizations except that Thomas W. Fanter will not serve as a portfolio manager for the Successor Funds to the IronBridge Small Cap Fund and IronBridge SMID Cap Fund.  He will continue as a member of RMB’s research team.  RMB has been providing investment advisory services to individual and institutional investors since 2005.  RMB has been the investment adviser for the Target Funds since 2017 and for other series of the Trust since 2016.

Are there any differences between the investment objectives and principal investment strategies of a Target Fund and its corresponding Successor Fund?
With the exception of the IronBridge Large Cap Fund, the investment objectives of each Target Fund and its corresponding Successor Fund are identical—each is “capital appreciation.”  Similarly, except for the IronBridge Large Cap Fund, each Target Fund and its corresponding Successor Fund have the same principal investment strategy.

The IronBridge Large Cap Fund (the “Large Cap Fund”) has an investment objective of “capital appreciation” and the corresponding Successor Fund, the RMB Dividend Growth Fund (the “Dividend Growth Fund”) has an investment objective of long-term capital appreciation with a secondary goal of seeking income.  The Large Cap Fund’s principal investment strategy of investing in equity securities of large market capitalization companies is the same for the Dividend Growth Fund, except that because the Fund-name of the Dividend Growth Fund does not contain the term “Large Cap,” the Dividend Growth Fund has not adopted an investment policy to maintain at least 80% of its assets (plus borrowings for investment purposes) in large cap securities.

Additionally, with respect to the Large Cap Fund, the Adviser uses a cash flow valuation model to determine a company’s value and identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities.  The Adviser uses a different investment decision making process for the Dividend Growth Fund because the Dividend Growth Fund seeks to own a portfolio of companies which offer above average sustainable dividend growth.  As a result, investment in growth and value style equity securities is not part of the Dividend Growth Fund’s principal investment strategy. Furthermore, from time to time, the Large Cap Fund may invest more than 25% of its assets in any market sector, compared to the Dividend Growth Fund which does not focus its investments in specific market sectors as part of its principal investment strategy but may have more exposure to certain sectors (e.g., Information Technology) as a result of its investment strategy and own a limited number of holdings (approximately 20 to 40 positions).  See “Summary—Investment Objectives and Strategies” for additional information with respect to each Fund.

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Will the differences in the investment objective and principal investment strategy of the IronBridge Large Cap Fund/RMB Dividend Growth Fund result in any changes to the composition of the portfolio in connection with the Reorganizations?
Prior to the Reorganization, the Large Cap Fund is not expected to sell any of its portfolio securities in connection with its Reorganization.  After the Reorganization, the Dividend Growth Fund is not expected to sell any portfolio securities received from the Large Cap Fund in connection with the Reorganization.  Therefore, no additional brokerage commissions or other transaction costs are expected to be incurred in connection with the Reorganization of the Large Cap Fund into the Dividend Growth Fund.

Will there be any federal income tax consequences to the Target Funds or their shareholders?
Each Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization of their Fund.  Target Fund shareholders who sell their shares prior to completion of the Reorganization may have a capital gain or loss.  Immediately prior to the Reorganization, each Target Fund may distribute its net income, if any, as a taxable dividend to shareholders.  Capital gain distributions from a Fund may be made pursuant to the Fund’s distribution policy and without regard to the Reorganizations, and such distributions may be taxable.

Can I still add to my existing Target Fund account until the Reorganization?
Yes.  Current Target Fund shareholders may continue to make additional investments until the Closing Date (expected to be on or about June 21, 2019), unless the Company Board determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason.  Upon the closing of a Reorganization, an account in the corresponding Successor Fund will be set up in your name and your shares of the Target Fund will be exchanged for shares of the corresponding Successor Fund.

Who is paying the expenses associated with the Reorganizations?
The costs of preparing and mailing the Proxy Statement, holding the Special Meeting, and all other expenses incurred in connection with completing the Reorganizations will be borne by RMB and not the Funds or their shareholders.

What am I being asked to do?
For the reasons set forth under “Reasons for the Reorganization,” the Company Board has approved the Plan providing for the Reorganizations and recommends that you vote FOR the proposed Reorganization of your Target Fund after reading this Proxy Statement and carefully considering any impact of the Reorganization on your investment.  You may vote in person at the Special Meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided.

How is a quorum for the Special Meeting established?
In order to hold the Special Meeting, a quorum consisting of the presence, either in person or by proxy, at the Special Meeting of one third of the shares entitled to vote at the Special Meeting is required.  If a quorum is not attained, the meeting may adjourn to a future date in order to allow additional time to solicit proxies.  Voting your shares immediately will help minimize additional solicitation expenses.

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Who is eligible to vote?
Target Fund shareholders of record at the close of business on April 12, 2019, (the “Record Date”) are entitled to vote at the Special Meeting.  Target Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held as of the Record Date.

What vote is required to approve the Reorganization?
Approval of the Plan providing for the Reorganization of each Target Fund requires the affirmative vote of the lesser of:  (a) 67% or more of the Target Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.  Approval of the Plan for one of the Target Funds is not contingent on approval of the Plan by the other Target Funds.

What happens if a Reorganization is not completed?
If the Plan is not approved by shareholders of a Target Fund or any other condition is not satisfied or waived and the Reorganization of the Target Fund is not completed, any shares you hold in your Target Fund will remain shares of your Target Fund.  Your Target Fund would continue to operate independently of the Trust and the Company Board would determine what further action, if any, to take, including potential liquidation of the Target Fund.

Whom should I call for additional information about this Proxy Statement?
Please call AST Fund Solutions, LLC, the proxy solicitor, at (866) 620-2538.

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SUMMARY

The information contained in this Summary is qualified by reference to the more detailed information appearing elsewhere in this Proxy Statement, and in the Plan, a form of which is included as Appendix A to this Proxy Statement.

 The Funds’ Fees and Expenses

The following Summary of Fund Fees and Expenses shows the current fees and expenses for each of the Target Funds and the pro forma fees and expenses of Class I shares of the Successor Funds for the same period.  Expense ratios for the Target Funds reflect semi-annual fund operating expenses for the period ended December 31, 2018.  Expense ratios for the Target Funds for the fiscal year ended June 30, 2018 may be found in the prospectus dated October 30, 2018.  Pro forma fees and expenses of the Successor Funds have been estimated as if the Reorganizations had been completed as of the beginning of the 12-month period ended December 31, 2018.  These fees and expenses apply to buying and holding shares of each Fund.  None of the Funds charge any shareholder fees, such as front-end sales loads, contingent deferred sales loads, or redemption fees.  The Transfer Agent for the Target Funds and the Successor Funds charges a $15.00 fee for wire redemptions.

Summary of Fund Fees and Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	IronBridge Small Cap Fund	RMB Small Cap Fund- Class I (Pro Forma)	IronBridge SMID Cap Fund	RMB SMID Cap Fund - Class I (Pro Forma)	IronBridge Large Cap Fund	RMB Dividend Growth Fund - Class I (Pro Forma)
Management Fee	1.00%	1.00%	0.85%	0.85%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	None	None	None	None	None	None
Other Expenses(1)	0.21%	0.21%	0.18%	0.18%	0.55%	0.55%
Total Annual Fund Operating Expenses(2)	1.21%	1.21%	1.03%	1.03%	1.20%	1.20%
Less Fee Waiver and/or Expense Reimbursement(3)	-0.11%	-0.11%	-0.07%	-0.07%	-0.39%	-0.39%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.10%	1.10%	0.96%	0.96%	0.81%	0.81%
(1)
“Other Expenses” are estimated based on fees and expenses incurred by the Target Fund during the period ended December 31, 2018, adjusted for anticipated changes in certain expenses applicable to the corresponding Successor Fund.

(2)
The Total Annual Fund Operating Expenses for the Funds do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Funds and does not include acquired fund fees and expenses (“AFFE”).  For the period ended December 31, 2018, AFFE for each of the IronBridge SMID Cap Fund and IronBridge Large Cap Fund was less than 0.01%.  AFFE for each of RMB SMID Cap Fund and RMB Dividend Growth is estimated for the current fiscal year based on AFFE for its respective predecessor fund.  AFFE for each of RMB SMID Cap Fund and RMB Dividend Growth is estimated to be less than 0.01%.

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(3)
RMB has contractually agreed to reduce its compensation due from and/or assume expenses of the Funds to the extent necessary to ensure that the Funds’ operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.10%, 0.95%, and 0.80% of the Small Cap Fund’s, SMID Cap Fund’s, and Large Cap/Dividend Growth Fund’s average net assets, respectively.  Immediately following the Reorganization, Class I of each Successor Fund will have the same expense limits as its corresponding Target Fund.  The expense limitation agreement is in effect until November 1, 2019 for the Target Funds and one year from the commencement of operations for the Successor Funds, prior to which dates the Target Funds’ expense limitation agreement can be terminated with respect to a Target Fund only by the Company Board or the Target Fund’s shareholders and the Successor Funds’ expense limitation agreement can be terminated with respect to a Successor Fund only by the Trust Board.   To the extent the Adviser waives its compensation and/or assumes expenses to satisfy a Fund’s expense limitation, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed, provided that the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.  Amounts waived or assumed with respect to a Target Fund are not eligible for repayment after completion of the Target Fund’s Reorganization.

 Portfolio Turnover

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year ended June 30, 2018, the portfolio turnover rate for the Target Funds are shown below:

Small Cap Fund	SMID Cap Fund	Large Cap Fund
20%	14%	58%

 Expense Example

The Example is intended to help you compare the costs of investing in the Target Funds, the corresponding Successor Funds, and other mutual funds.  The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same (taking into account the expense limit for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
IronBridge Small Cap Fund	$112	$373	$654	$1,456
RMB Small Cap Fund Class I (Pro Forma)	$112	$373	$654	$1,456
IronBridge SMID Cap Fund	$98	$321	$562	$1,253
RMB SMID Cap Fund Class I (Pro Forma)	$98	$321	$562	$1,253
IronBridge Large Cap Fund	$83	$342	$622	$1,420
RMB Dividend Growth Fund Class I (Pro Forma)	$83	$342	$622	$1,420

 Investment Objectives and Strategies

With the exception of the Large Cap Fund, the investment objectives of each Target Fund and its corresponding Successor Fund are identical—each is “capital appreciation.”  Similarly, except for the Large Cap Fund, each Target Fund and its corresponding Successor Fund have the same principal investment strategy.  With respect to the Large Cap Fund, which has an investment objective of “capital appreciation, the investment objective of the corresponding Successor Fund, Dividend Growth Fund, is to seek long-term capital appreciation and its secondary objective is to seek current income.  The Target Funds’ investment objectives may not be changed without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Target Fund.  The investment objective of each Successor Fund may be changed by the Trust Board without shareholder approval upon 60 days’ notice to shareholders.  The Funds’ principal investment strategies are set forth below.

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 IronBridge/RMB Small Cap Funds

The IronBridge Small Cap Fund and the RMB Small Cap Fund have the same principal investment strategy. The Small Cap Funds seek to achieve their investment objective by investing, under normal market conditions, at least 80% of their assets (plus borrowings for investment purposes) in equity securities of U.S. companies with small market capitalizations.  For this purpose, the Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index, which, as of February 28, 2019, was approximately $8.65 billion.  The Small Cap Funds may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts, and may, and the Target Fund currently does (as of the date of this Proxy Statement), invest a significant portion of its assets in financial services companies.

The Adviser actively manages the Small Cap Fund by applying an economic return framework, which measures the Small Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests primarily in growth and value-style equity securities.

The Adviser reduces positions or sells securities in the Small Cap Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the Small Cap Fund’s net assets.

 IronBridge/RMB SMID Cap Funds

The IronBridge SMID Cap Fund and the RMB SMID Cap Fund have the same principal investment strategy. The SMID Cap Funds seek to achieve their investment objective by investing, under normal market conditions, at least 80% of their assets (plus borrowings for investment purposes) in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization between $100 million and $10 billion, which definition is applied at the time of purchase.  The SMID Cap Funds may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts, and may invest a significant portion of their assets in financial services companies.

The Adviser actively manages the SMID Cap Fund by applying an economic return framework, which measures the SMID Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the SMID Cap Fund invests primarily in growth and value-style equity securities.

The Adviser reduces positions or sells securities in the SMID Cap Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the SMID Cap Fund’s net assets.

 IronBridge Large Cap Fund/RMB Dividend Growth Fund

Comparison of Principal Investment Strategies:  The Large Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies with large market capitalizations.  For the Dividend Growth Fund, the principal investment strategy of investing in equity securities of large market capitalization companies remains unchanged, but because the Fund-name of the Dividend Growth Fund does not contain the term “Large Cap,” the Dividend Growth Fund has not adopted an investment policy to maintain at least 80% of its assets (plus borrowings for investment purposes) in large cap securities.  The Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, which definition is applied at the time of purchase.  Additionally, with respect to the Large Cap Fund, the Adviser uses a cash flow valuation model to determine a company’s value and identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities.  The Adviser uses a different investment decision making process for the Dividend Growth Fund because the Dividend Growth Fund seeks to own a portfolio of companies which offer above average sustainable dividend growth. As a result, investment in growth and value style equity securities is not part of the Dividend Growth Fund’s principal investment strategy. Furthermore, from time to time, the Large Cap Fund may invest more than 25% of its assets in any market sector, compared to the Dividend Growth Fund which does not focus its investments in specific market sectors as part of its principal investment strategy but may have more exposure to certain sectors (e.g., Information Technology) as a result of its investment strategy and own a limited number of holdings (approximately 20 to 40 positions). Each Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts.

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Portfolio Composition:  Prior to the Reorganization, the Large Cap Fund is not expected to sell any of its portfolio securities in connection with its Reorganization.  After the Reorganization, the Dividend Growth Fund is not expected to sell any portfolio securities received from the Large Cap Fund in connection with the Reorganization.  Therefore, no additional brokerage commissions or other transaction costs are expected to be incurred in connection with the Reorganization of the Large Cap Fund into the Dividend Growth Fund.

IronBridge Large Cap Fund Principal Investment Strategy:  The Large Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, which definition is applied at the time of purchase.  The Large Cap Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts.

The Adviser actively manages the Large Cap Fund by applying an economic return framework, which measures the Large Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities.  From time to time, the Large Cap Fund may invest more than 25% of its assets in any market sector.  As of June 30, 2018, the Large Cap Fund invested 26.0% in the Information Technology sector.

The Adviser reduces positions or sells securities in the Large Cap Fund for a variety of reasons, such as when the securities reach their target,

RMB Dividend Growth Fund Principal Investment Strategy:  The Fund seeks to achieve its investment objective by investing in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion at the time of purchase.  The Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts.

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The Adviser actively manages the Fund through a fundamental, bottom up research approach.   The Fund seeks to own a portfolio of companies which offer above average sustainable dividend growth by investing in high quality businesses managed by skilled allocators of capital, with a superior competitive position, improving return on investment, and growing cash flows.  This approach seeks to avoid companies that unsustainably grow dividends purely by financial engineering, increasing leverage or simply selling productive assets and distributing proceeds to shareholders.  The foundation of the strategy is the belief that stock prices follow earnings and cash flow growth over longer periods of time and that mature companies with a history of raising dividend payments enhance the risk/return profile of the portfolio.  The Fund may have more exposure to certain sectors (e.g., Information Technology) as a result of its investment strategy.  The Fund may own a limited number of holdings (approximately 20 to 40 positions), but manages portfolio risk by diversifying across sectors and industries and avoiding companies with significant financial leverage.

The Fund’s holdings in a company are sold or reduced for a variety of reasons, including when the company reaches the target price established by the Adviser, the Adviser’s reason for investing in the company is no longer valid, a higher conviction investment opportunity presents itself or for diversification or portfolio repositioning purposes.

Fundamental and non-fundamental investment policies:  The Target Funds and Successor Funds have generally similar fundamental and non-fundamental investment policies. The following is only a summary of certain of the Funds’ fundamental investment policies and is qualified in its entirely by refence to each Fund’s fundamental investment policies set forth in Appendix B:  (i) each Fund is not permitted to borrow money or issue senior securities except to the extent permitted by the 1940 Act; (ii) each Fund may not invest more than 25% of its total assets in any one industry; (iii) each Fund may not act as an underwriter of securities of another issuer; (iv) each Fund may not purchase or sell real estate; (v) each Fund may not purchase or sell physical commodities (with certain exceptions), but the Target Funds may purchase and sell derivative instruments and securities or other instruments backed by physical commodities whereas the Successor Funds’ generally may not; and (vi) each Fund may not invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

The Target Funds and Successor Funds have generally similar non-fundamental investment policies. The following is only a summary of certain of the Funds’ non-fundamental investment policies and is qualified in its entirely by refence to each Fund’s non-fundamental investment policies set forth in Appendix B:  (i) the Successor Funds do not have non-fundamental investment policies on short sales, margin purchases, futures and options, borrowing and investment activities when bank borrowing exceeds 5% of total assets and loaning portfolio securities, whereas the Target Funds do have a policy in this regard; (ii) the Target Funds do not have a non-fundamental investment policy with respect to exercising control of a company, whereas the Successor Funds may not invest in a company for purposes of exercising control or management of the company; and (iii) each Fund may not invest in illiquid securities if such investment would cause the Fund to have invested more than 15% of its net asset in illiquid securities.

See Appendix B for a full comparison of the investment restrictions applicable to the Target Funds and the Successor Funds.

 Principal Risks

With limited exceptions for the Large Cap Fund and the corresponding Dividend Growth Fund, each Target Fund is subject to the same principal risks as those of its corresponding Successor Fund as each pair of Funds has the same investment objective and principal investment strategies, although the disclosure of those risks may vary between the Funds.  For each of the Successor Funds, Foreign Investing Risk was added because it was not separately disclosed for the Target Funds and the Loss of Money Risk applicable to the Target Funds was removed as the risk of loss is addressed in the general discussion of investment risks.  The Dividend Growth Fund is subject to the same risk factors as the Large Cap Fund, except for Growth Investing Risk and Value Investing Risk to which the Dividend Growth Fund is not subject, plus several additional risk factors to which the Dividend Growth Fund is subject.

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The Small Cap Fund is subject to Market Risk, Small-to-Medium Capitalization Risk, Stock Selection Risk, Liquidity Risk, Equity Securities Risk, Management Risk, Growth Investing Risk, Value Investing Risk, American Depositary Receipt (ADR)/Global Depositary Receipt (GDR)/European Depositary Receipt (EDR) Risk, Loss of Money Risk, Financial Services Risk, and Foreign Investing Risk.

The SMID Cap Fund is subject to Market Risk, Small-to-Medium Capitalization Risk, Stock Selection Risk, Liquidity Risk, Equity Securities Risk, Management Risk, Growth Investing Risk, Value Investing Risk, American Depositary Receipt (ADR)/Global Depositary Receipt (GDR)/European Depositary Receipt (EDR) Risk, Loss of Money Risk, Financial Services Risk, and Foreign Investing Risk.

The Large Cap/Dividend Growth Fund is subject to Market Risk, Stock Selection Risk, Liquidity Risk, Equity Securities Risk, Management Risk, American Depositary Receipt (ADR)/Global Depositary Receipt (GDR)/European Depositary Receipt (EDR) Risk, Loss of Money Risk, and Foreign Investing Risk.  In addition, the Dividend Growth Fund is subject to Dividend Risk and Large Cap Company Risk, Limited Holdings Risk, but not Growth Investing Risk, Value Investing Risk, or Technology Sector Risk to which the Large Cap Fund is subject.

For more information on the Funds’ principal risks, including a tabular comparison of each Target Fund’s and corresponding Successor Fund’s principal risks, see the section entitled “Principal Risks” following the Summary.

 Past Performance

Each Successor Fund is newly created solely for the purpose of completing its Reorganization and will commence operations upon completion of its Reorganization.  Therefore, the Successor Funds have no performance history.  Each Target Fund will be the accounting and performance survivor of its Reorganization, and Class I of each Successor Fund will adopt the corresponding Target Fund’s performance history.

The bar charts and the tables below provide some indication of the risks of investing in the Target and Successor Funds by showing changes in each Target Fund’s performance from year-to-year and by showing how the average annual returns compare to a broad-based market index.

Performance includes the performance of predecessor funds.  For periods prior to July 23, 2010, the performance shown is that of the IronBridge Small Cap Fund and the IronBridge SMID Cap Fund’s predecessors, the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Cap Fund, respectively.  The Frontegra IronBridge Small Cap Fund commenced operations on August 30, 2002 and the Frontegra IronBridge SMID Cap Fund commenced operations on December 31, 2004.  Both were reorganized into the IronBridge Small Cap Fund and IronBridge SMID Cap Fund, respectively, on July 23, 2010.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information for the Target Funds can be found on the Target Funds’ website at www.ironbridgefunds.net or by calling toll-free to (877) 861-7714 (for individuals/trusts) or (800) 443-2862 (for institutions).

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 IronBridge Small Cap Fund

Calendar Year Total Return as of December 31, 2018

Best Quarter	Q2, 2009	21.90%
Worst Quarter	Q3, 2011	-20.35%

 IronBridge SMID Cap Fund

Calendar Year Total Return as of December 31, 2018

Best Quarter	Q2, 2009	18.39%
Worst Quarter	Q3, 2011	-20.39%
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 IronBridge Large Cap Fund

Calendar Year Total Return as of December 31, 2018

Best Quarter	Q4, 2013	8.71%
Worst Quarter	Q4, 2018	-11.10%

 Average Annual Total Returns

The after-tax returns shown in the following tables are intended to show the impact of assumed federal income taxes on an investment in the Funds.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (investment company taxable income and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns as of December 31, 2018
Fund/Index	One Year	Five Years	Ten Years	Since Inception (August 30, 2002)
IronBridge Small Cap Fund
Return Before Taxes	-4.97%	4.43%	10.72%	9.70%
Return After Taxes on Distributions	-11.78%	0.47%	8.35%	7.76%
Return After Taxes on Distributions and Sale of Fund Shares	2.41%	3.37%	8.85%	8.08%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%	9.32%

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Average Annual Total Returns as of December 31, 2018
Fund/Index	One Year	Five Years	Ten Years	Since Inception (December 31, 2004)
IronBridge SMID Cap Fund
Return Before Taxes	-4.89%	4.52%	11.04%	6.71%
Return After Taxes on Distributions	-8.07%	1.10%	8.96%	5.09%
Return After Taxes on Distributions and Sale of Fund Shares	-0.86%	3.28%	9.03%	5.37%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	-10.00%	5.15%	13.15%	7.55%

Average Annual Total Returns as of December 31, 2018
Fund/Index	One Year	Five Years	Since Inception (March 30, 2012)
IronBridge Large Cap Fund
Return Before Taxes	-1.25%	7.87%	10.16%
Return After Taxes on Distributions	-5.03%	5.88%	8.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.23%	6.08%	8.02%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	11.10%

 Investment Adviser

RMB serves as the investment adviser to the Target Funds, and upon completion of the Reorganizations RMB will serve as investment adviser to the Successor Funds.  Under an investment advisory agreement with the Target Funds, each Target Fund compensates RMB for its investment advisory services based on the annual advisory fee rate, as a percentage of the Fund’s average daily net assets, as shown in the table below.  For the fiscal year ended June 30, 2018, RMB received the following net management fees as a percentage of average daily net assets.  The “net” management fee reflects the amount received because RMB was required to waive a portion of its fees and/or assume Fund expenses, or was entitled to recoup a portion of previously waived fees and expenses, pursuant to the expense limitation agreement described below:

	Annual Advisory Fee	Net Advisory Fee Received (after waivers or recoupments)
IronBridge Small Cap Fund	1.00%	0.94%
IronBridge SMID Cap Fund	0.85%	0.80%
IronBridge Large Cap Fund	0.65%	0.36%

Under an investment advisory agreement with the Successor Funds, each Successor Fund will compensate RMB for its investment advisory services based on the annual advisory fee rate, as a percentage of the Fund’s average daily net assets, as shown in the table below.  Each Successor Fund’s advisory fee rate is the same as the advisory fee rate of the corresponding Target Fund.

Annual Advisory Fee
RMB Small Cap Fund	1.00%
RMB SMID Cap Fund	0.85%
RMB Dividend Growth Fund	0.65%
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The Funds’ investment advisory agreements are further described under “Additional Information About the Funds – Investment Advisor and Investment Advisory Agreement,” below.

 Portfolio Managers

Each Target Fund and its corresponding Successor Fund have the same portfolio managers (with one exception discussed below), which will not change as a result of the Reorganizations.  The Funds’ portfolio managers are as follows:

IronBridge/RMB Small Cap Funds Portfolio Managers.  Christopher C. Faber, Jeffrey B. Madden, and Thomas W. Fanter.  Mr. Fanter will not serve as a portfolio manager for the Successor Fund.

IronBridge/RMB SMID Cap Funds Portfolio Managers.  Christopher C. Faber, Jeffrey B. Madden, and Thomas W. Fanter.  Mr. Fanter will not serve as a portfolio manager for the Successor Fund.

IronBridge Large Cap/RMB Dividend Growth Fund Portfolio Managers.  Paul Murphy and Todd Griesbach.

 Expense Limitation Agreement

RMB has contractually agreed to reduce its compensation due from and/or assume expenses of each Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed an annual percentage of the Fund’s average daily net assets as set forth in the table below.  The expense limitation agreement is in effect until November 1, 2019 for the Target Funds and one year from the commencement of operations for the Successor Funds, prior to which dates the Target Funds’ expense limitation agreement can be terminated with respect to a Target Fund only by the Company Board or the Target Fund’s shareholders and the Successor Funds’ expense limitation agreement can be terminated with respect to a Successor Fund only by the Trust Board.  To the extent the Adviser waives its compensation and/or assumes expenses to satisfy a Fund’s expense limitation, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed (except that amounts waived or assumed with respect to a Target Fund are not eligible for repayment after completion of the Target Fund’s Reorganization), provided that the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.  The contractual level of the operating expense limits applicable to each Target Fund is the same as the contractual expense limitation applicable to the corresponding Successor Fund’s Class I shares.

Target/Successor Fund	Annual Expense Limit
Small Cap Fund - Class I	1.10%
SMID Cap Fund - Class I	0.95%
Large Cap/Dividend Growth Fund - Class I	0.80%

 Buying and Selling Fund Shares

Each Target Fund has the same policy regarding buying and selling shares and Class I of each Successor Fund will have the same policy.  Additional information regarding buying and selling fund shares is available in Appendix C.

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 Purchase, Redemption and Exchange Policies

The purchase, redemption and exchange policies for the Funds are identical, except for subsequent minimum investment, which are higher for the Successor Funds.  Target Fund shareholders will be permitted to continue to make additional investments in Successor Fund shares that they receive pursuant to the Reorganizations at the minimum subsequent investment amount currently applicable to their Target Fund.  For a more complete discussion of the Target Funds’ purchase, redemption and exchange policies, please see Appendix C.

	Target Funds		Successor Funds (Class I)
	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Regular Accounts	$100,000	$1,000	$100,000	$25,000
Automatic Investment Program, RA, and minor custodial account	NA	NA	$2,500	$500

 Form of Organization

The Company and the Trust are each diversified, open-end investment management companies.  The Company is organized as a Maryland Corporation and the Trust is organized as a Delaware Statutory Trust.  A Fund organized as a Maryland Corporation is governed both by the Maryland General Corporation Law (the “MGCL”) and its articles of incorporation and bylaws.  For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.  A Fund organized as a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments.  As a result, shareholder rights may differ between the Company and the Trust, including with respect to which matters shareholders have the right to vote on and the percentage of shareholder votes required for the various matters to be approved. Shareholders generally have the right to vote on amendments to governing instruments that would affect shareholder rights and on the merger or acquisition of their Fund or its assets.  Please see Appendix D for comparative information regarding the organization, governing law, and shareholder rights of the Company and the Trust.

 Federal Income Tax Information Relating to the Reorganizations

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization of their Target Fund.  Additional information is provided in the section below entitled “Federal Income Tax Consequences.”

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement and the related Statement of Additional Information incorporated herein by reference, and the Prospectus and Statement of Additional Information of the Target Funds.  Shareholders should read this entire Proxy Statement carefully.

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PRINCIPAL RISKS

Risk is inherent in all investing.  Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment.  An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Before you invest in a Fund, you should consider its principal risks.

With limited exceptions for the Large Cap Fund/Dividend Growth Fund, each Successor Fund is subject to the same principal risks as those of its corresponding Target Fund as each pair of Funds has the same investment objective and principal investment strategies.  The table below identifies the principal risks of investing in each Target Fund and its corresponding Successor Fund. Following the table is a description of each risk.  For each of the Target Funds, Foreign Investing Risk was added because it was not separately disclosed and the Loss of Money Risk was removed as the risk of loss is addressed in the preceding paragraph.

	IronBridge Small Cap Fund (Target Fund)	RMB Small Cap Fund (Successor Fund)	IronBridge SMID Cap Fund (Target Fund)	RMB SMID Cap Fund (Successor Fund)	IronBridge Large Cap Fund (Target Fund)	RMB Dividend Growth Fund (Successor Fund)
Market Risk	X	X	X	X	X	X
Stock Selection Risk	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X
Management Risk	X	X	X	X	X	X
Growth Investing Risk	X	X	X	X	X
Value Investing Risk	X	X	X	X	X
ADR / GDR Risk	X	X	X	X	X	X
Small-to-Medium Capitalization Risk	X	X	X	X
Financial Services Risk	X	X	X	X
Foreign Investing Risk		X		X	X	X
Technology Sector Risk					X	X
Dividend Risk						X
Limited Holdings Risk						X
Large-Cap Company Risk					X	X

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Market Risk.  The value of the stock market, as a whole, may increase or decline over time.  The Funds’ investments are subject to the risk of market decline, which may cause the value of the Funds’ investments to fluctuate as well.  If the value of the Funds’ investments goes down, you may lose money.  The share prices of the Funds are expected to fluctuate.  Your shares, at the time of redemption, may be worth more or less than your initial investment.

Stock Selection Risk. The stocks selected for the Funds may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk.  Certain securities may be difficult or impossible to sell, for a number of reasons, at the time and price that the Adviser would like to sell them.  The Adviser may have to lower the asking price, sell other securities instead of the securities it sought to sell, or forego an investment opportunity, any of which could have a negative effect on the Funds’ management or performance.

Equity Securities Risk.  The Funds invest primarily in equity securities, such as common stocks.  Common stocks generally increase or decrease in value based on the earnings of the issuer and in reaction to general industry and market conditions.  A Fund that invests a significant amount of its assets in equity securities is likely to have greater fluctuations in share price than a Fund that invests a significant portion of its assets in fixed income securities.

Management Risk.  The Funds are actively managed by the Adviser using an economic return framework or a similar valuation process, as applied through the RMB Methodology.  There is no guarantee that this valuation process or implementation methodology, or any other investment techniques used by the Adviser, will accurately estimate the market’s view on the value of a particular company or produce the desired results.

Growth Investing Risk. The Funds invest in growth-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  This may result in a decline in the value of the Funds’ investments.

Value Investing Risk.  The Funds invest in value-style stocks.  Value-style stocks are those that the Adviser believes will increase in value, pay dividends or are undervalued at the time of purchase.  Value-style stocks may never increase in price or pay dividends as anticipated by the Adviser, or may decline if the market fails to recognize the company’s intrinsic value if the factors that the Adviser believes will increase the price do not occur or if a stock is appropriately priced.

Small-to-Medium Capitalization Risk.  The Small Cap Fund invests primarily in small-capitalization stocks and the SMID Cap Fund invests primarily in small-to-medium capitalization stocks.  Securities of companies with small-to-medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller-to-medium sized companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller-to-medium sized companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller-to-medium companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

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American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).  The Funds may invest in U.S. dollar denominated ADRs of foreign companies or in U.S. dollar or foreign currency denominated GDRs and EDRs of foreign companies.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, whereas GDRs and EDRs are bank receipts issued in more than one country evidencing ownership of the underlying foreign securities.  The risks of ADRs, GDRs, and EDRs include many of the risks associated with investing directly in foreign securities such as those listed below.

Foreign Investing Risk.  Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities.  Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

Financial Services Risk..  The financial services sector consists of several different industries that behave differently in different economic and market environments including for example:  banking, insurance, and securities brokerage houses.  Companies in the financial services sector include:  commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.  Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Risks of investing in the financial services sector include:  (i) Systemic risk:  factors outside the control of a particular financial institution – like the failure of another, significant financial institution or material disruptions to the credit markets – may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) Regulatory actions:  financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) Changes in interest rates:  unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) Non-diversified loan portfolios:  financial services companies whose securities the Funds may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect the industry in which they are concentrated; (v) Credit:  financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (vi) Competition:  the financial services sector has become increasingly competitive.

Technology Sector Risk.  The technology sector historically has been more volatile than other sectors of the market, primarily due to market saturation, price competition, lack of acceptance of new equipment, products, or services by customers, and rapid product obsolescence.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins.  Technology companies, including information technology companies may have limited product lines, markets, financial resources or personnel.  The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.  Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.  Companies in the technology sector, including information technology companies, are heavily dependent on patent and intellectual property rights.  The loss or impairment of these rights may adversely affect the profitability of these companies.  Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector, may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.  These risks are heightened for technology companies, including information technology companies, in foreign markets.

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Dividend Risk.  This is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.  The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.  Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general.  These periods have, in the past, lasted for as long as several years.

Limited Holdings Risk.  Because the Fund tends to invest a high percentage of its assets in a smaller number of holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few positions.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.  Currently, the Target Funds and the Successor Funds are series of different 1940 Act-registered investment companies that are organized under the laws of different states and are not held out as related for marketing purposes.  The Reorganizations are part of a continuing effort by RMB to streamline and rationalize its mutual fund product offerings.  After careful consideration, RMB determined that there may be cost savings and reduced operating expenses associated with managing all of its 1940 Act registered mutual funds under a single legal entity, the Trust, including cost savings related to the consolidation of the boards.  RMB determined that the Trust, as a Delaware statutory trust, of which each Successor Fund is a series, provides the most flexible and cost-efficient method of operating the Funds for the benefit of the Funds’ shareholders.  RMB also considered the potential for enhanced marketing opportunities and asset growth for the Funds if the Funds were all to be managed within the Trust and held out as related for marketing purposes as well as the potential benefits of the Dividend Growth Fund’s investment objective and principal investment strategy.  In considering RMB’s recommendation, the Company Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization.  Pursuant to the Plan, RMB has agreed to bear all expenses incurred in connection with the Reorganization.

Plan.  The Plan sets forth the terms by which each of the Target Funds will be reorganized into its corresponding Successor Fund.  The form of the Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan.  The following sections summarize the material terms of the Plan and the federal income tax treatment of the Reorganizations.

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The Reorganizations.  The Plan provides for three Reorganizations.  Each Reorganization will be accomplished by the transfer of all the assets of the Target Fund to the corresponding Successor Fund in exchange solely for Successor Fund Shares, the assumption by the Successor Fund of all the liabilities of the Target Fund, and the pro rata distribution of the Successor Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.

Upon completion of the Reorganization, each shareholder of a Target Fund will own that number of full and fractional Class I shares of the corresponding Successor Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of such Target Fund, in each case as of the Valuation Time (as defined in the Plan).  For each Reorganization, the Plan provides that the computation of net asset value will be made in accordance with valuation procedures of the Target Funds adopted by the Company Board.  Such shares will be held in an account with the appropriate Successor Fund identical in all material respects to the account currently maintained by the corresponding Target Fund for such shareholder.  After each Reorganization, all of the issued and outstanding shares of the Target Funds will be canceled on the books of each corresponding Successor Funds and the transfer agent’s books of the Target Funds will be permanently closed.

Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Successor Fund Shares of which this Proxy Statement is a part, approval of the Plan by the Company Board, the Trust Board, and by shareholders of the Target Fund.  Assuming satisfaction (or waiver) of the conditions in the Plan, the Closing Date of the Reorganization will be at the close of business on June 21, 2019, or such other date as is agreed to by the parties.

The Plan may not be changed except by an agreement signed by each party to the Agreement.

Federal Income Tax Consequences The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Fund shares as part of a hedge, straddle, conversion transaction, or other integrated transaction; a person with “applicable financial statements within the meaning of Section 451(b) of the Code; a person who does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of each Reorganization, the Target Fund and the corresponding Successor Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

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(a)
The transfer of all the Target Fund’s assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Target Fund immediately followed by the pro rata distribution to the Target Fund Shareholders of all the Successor Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Successor Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)
No gain or loss will be recognized by the Successor Fund upon the receipt of all the assets of the Target Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Target Fund.

(c)
No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares, so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Successor Fund Shares in the Reorganization.

(e)
The aggregate basis of the Successor Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.  The holding period of the Successor Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)
The basis of the Target Fund’s assets transferred to the Successor Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.  The holding period of the assets of the Target Fund received by the Successor Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on the Target Fund, the Successor Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Successor Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Successor Fund it receives.

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Prior to the closing of each Reorganization, the Target Fund may declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods (or portions thereof) ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods (or portions thereof) ending on or before the Closing Date and all of its net capital gains realized in all taxable periods (or portions thereof) ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A)).  All or a portion of this distribution may be taxable to shareholders who are subject to federal income tax.  Additional distributions may be made if necessary.  All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash.  Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After each Reorganization, the Successor Fund’s ability to use the Target Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Fund at the time of its Reorganization.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds, such as the Target Funds and Successor Funds, must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to the material federal income tax issues discussed above.  You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.  This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice.  There can be no assurance that the IRS will concur on all or any of the issues discussed above.

 Board Considerations

In considering and approving the Reorganization at a meeting held on March 6, 2019, the Company Board discussed the future of the Target Funds and the advantages of reorganizing each Target Fund into its corresponding Successor Fund in the RMB Investors Trust.  Among other things, the Company Board was presented with and reviewed, with the assistance of independent outside legal counsel, the overall proposal for the Reorganizations; the principal terms and conditions of the Plan, including a copy of the Plan, and including that the Reorganizations be consummated on a tax-free basis; a substantially complete draft of the proxy statement; a substantially complete draft of the registration statement for the Successor Funds, including the prospectus and Statement of Additional Information; forms of service agreements for the Successor Funds, including investment advisory and distribution agreements; and a memorandum from independent counsel to the Board of the Company regarding their duties as directors under both the 1940 Act and Maryland law; and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

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In considering the Reorganizations, the Company Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.  The Company Board considered the following matters, among others and in no order of priority:

●
Except for the IronBridge Large Cap Fund (which has an investment objective of capital appreciation and a principal investment strategy of investing, under normal market conditions, at least 80% of its assets in securities of large cap companies) and the corresponding RMB Dividend Growth Fund (which has an investment objective of long term capital appreciation, a secondary objective of current income, and a principal investment strategy that does not require it to maintain at least 80% of its assets in securities of large cap companies), each Target Fund and each Successor Fund have an investment objective of seeking capital appreciation and have identical principal investment strategies;

●
While there are certain differences between the fundamental and non-fundamental investment restrictions of the Target Funds and Successor Funds, the fundamental and non-fundamental investment restrictions are substantially similar between the two sets of Funds;

●
With the exception of Thomas W. Fanter (who currently serves as a portfolio manager of the IronBridge Small Cap Fund and IronBridge SMID Cap Fund and will not serve as a portfolio manager for the corresponding Successor Funds but will continue as a member of RMB’s research team), the RMB personnel that manage each Target Fund will also manage each corresponding Successor Fund;

●	The management fees for each of the Funds are identical;

●	The contractual expense limitations that RMB has agreed to for the Funds are identical;

●
The effect of the Reorganizations on, and possible reduction of, the annual fund operating expenses and shareholder fees of the Target Funds, and the effect of the Reorganizations on the shareholder services provided to the Funds’ shareholders;

●	The potential for more efficient cost allocations under the combined Trust structure;

●
The additional class of interests expected to be offered by each of the Successor Funds in the future, the impact that the Reorganization may have on the Funds’ distribution channels and arrangements, and the potential for an increase in Fund assets under management;

●	The Reorganizations, as contemplated by the Plan, will be tax-free reorganizations for federal income tax purposes;

●	The Successor Funds will adopt the historical performance record and financial statements of the Target Funds;

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●	The costs of the Reorganizations, as contemplated by the Plan, will be borne by RMB;

●	There is not expected to be any diminution in the nature, quality and extent of services provided to the Target Funds and their shareholders as a result of the Reorganizations; and

●	The interests of the current shareholders of the Target Funds will not be diluted as a result of the Reorganizations.

The Company Board also considered alternatives to the Reorganizations, such as the liquidation of the Target Funds.  In considering the alternative of liquidation, the Company Board noted that (1) Target Fund shareholders not wishing to become part of a Successor Fund could redeem their shares of the Target Fund at any time prior to closing without penalty and (2) the Reorganizations would allow shareholders of the Target Funds who wished to retain their investment after the Reorganizations to do so in a registered mutual fund with an identical (in the case of the Small Cap Fund and SMID Cap Fund) and substantially similar (in the case of the Large Cap/Dividend Growth Funds) investment strategy managed by the same investment adviser and the same (in the case of the Large Cap/Dividend Growth Funds) and substantially similar (in the case of the Small Cap Fund and SMID Cap Fund) portfolio management team while, at the same time, retaining the benefit of the use of a Target Fund’s capital loss carryforward amounts, if any.

After consideration of the factors and documents noted above, together with other factors and information considered to be relevant, the Company Board determined that each Reorganization was advisable, in the best interests of the Target Fund and its shareholders, would not result in the dilution of the Target Fund shareholders’ interests,  and accordingly, unanimously approved the Reorganization of the IronBridge Small Cap Fund into the RMB Small Cap Fund, the Reorganization of the IronBridge SMID Cap Fund into the RMB SMID Cap Fund, and the Reorganization of the IronBridge Large Cap Fund into the RMB Dividend Growth Fund, and the Plan.

Costs and Expenses of the Reorganizations.  The Plan provides that all expenses of the Reorganizations will be borne by RMB.  Such expenses include, without limitation:  (a) preparation, printing, and mailing of the Proxy Statement, (b) proxy solicitation costs, and (c) legal and accounting fees.

Capitalization.  The following table sets forth, for each Reorganization, the net assets, number of shares outstanding and net asset value (“NAV”) per share, assuming the Reorganization occurred as of December 31, 2018.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Successor Fund as of December 31, 2018 after giving effect to the applicable Reorganization.  The Adviser will bear 100% of the Reorganization expenses, and as a result there are no pro forma adjustments to net assets.  The numbers below may differ as of the closing date of the applicable Reorganization.

Fund Capitalization as of December 31, 2018	Net Assets	Shares Outstanding	Net Asset Value Per Share
IronBridge Small Cap Fund	$95,526,084.14	8,398,670.057	$11.37
Pro Forma RMB Small Cap Fund (Successor Fund) – Class I	$95,526,084.14	8,398,670.057	$11.37
IronBridge SMID Cap Fund	$160,197,082.66	17,044,301.968	$9.40
Pro Forma RMB SMID Cap Fund (Successor Fund) – Class I	$160,197,082.66	17,044,301.968	$9.40
IronBridge Large Cap Fund	$30,884,770.54	2,565,398.687	$12.04
Pro Forma RMB Dividend Growth Fund (Successor Fund) – Class I	$30,884,770.54	2,565,398.687	$12.04

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Distributions.  The Target Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  Each Target Fund may make additional payments of dividends or distributions if it deems it desirable at another time during any year.

The Small Cap Fund and SMID Cap Fund intend to distribute substantially all of their investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain, if any, to shareholders annually.  The Dividend Growth Fund intends to distribute substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) at least quarterly and net capital gains, if any, annually.

Tax Information.  Each Fund’s distributions are generally taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend an RMB or IronBridge Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Adviser and Investment Advisory Agreement.  Each Fund’s investment adviser is RMB Capital Management, LLC, located at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603.  RMB is a Delaware limited liability company and a SEC-registered investment adviser.  RMB is a wholly-owned subsidiary of RMB Capital Holdings, LLC.  As of December 31, 2018, RMB had approximately $8.6 billion in assets under management.  Both sets of Funds have entered into an investment advisory contract (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will:  (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a sub-adviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent.  The Trust Board approved RMB to serve as the Successor Funds’ investment adviser, to be effective on or about June 24, 2019.  RMB commenced service as the investment adviser for the Target Funds, effective July 24, 2017.  A discussion regarding the basis for the Company Board’s approval of the investment advisory agreement is included in the Target Funds’ annual report for the fiscal year 2017 ended June 30, and with respect to the Successor Funds is expected to be included in the Successor Funds’ shareholder report for the six-month period ending December 31, 2019.

Portfolio Managers.  The portfolio of each of the Small Cap Fund and SMID Cap Fund is jointly and primarily managed by Christopher C. Faber, Jeffrey B. Madden and Thomas W. Fanter.  Mr. Faber has been a portfolio manager of the Adviser since 2017.  Prior to that, Mr. Faber was the President and a portfolio manager of IronBridge Capital Management, L.P. (“IronBridge”) from 1999 to 2017 (IronBridge was the Adviser to the Funds, including predecessor funds, prior to June 24, 2017).  Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of IronBridge, from May 1986 to April 1999.  Mr. Madden has been a portfolio manager of the Adviser since 2017, and was a portfolio manager of IronBridge from 2000 to 2017.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Fanter has been a portfolio manager and senior equity analyst of the Adviser since 2017.  Mr. Fanter previously worked for IronBridge, beginning in 2004 as an equity analyst.  Mr. Fanter will not serve as a Portfolio Manager for the Successor Funds; however, he will continue as a member of RMB’s research team.  Messrs. Faber and Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for each of the Small Cap Fund and SMID Cap Fund.

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 The portfolio of the Large Cap Fund/Dividend Growth Fund is jointly and primarily managed by Paul Murphy and Todd Griesbach.  Mr. Murphy has been a portfolio manager of the Adviser since 2017.  Previously, Mr. Murphy was a portfolio manager of IronBridge from 2005 to 2017.  From 1997 to 2005, Mr. Murphy worked for Credit Suisse analyzing portfolios, providing buy/sell recommendations and educating clients.  He has earned the right to use the Chartered Financial Analyst designation.  Mr. Griesbach has been a senior vice president and portfolio manager with the Adviser since 2011.

 Additional Information

The Target Funds’ Company Board and the Successor Funds’ Trust Board have overall responsibility for the management of their respective Funds.  Each oversees generally the operations of the respective Funds, including contractual arrangements with various parties, including, among others, the investment adviser, custodian, distributor, transfer agent, and other service providers who provide services to the Funds.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of a Fund.

This Proxy Statement provides information concerning the Trust and the Successor Funds that you should consider in determining whether to invest in shares of the Successor Funds.  The Successor Funds may make changes to this information from time to time.  Neither this Proxy Statement, the SAI or any document filed as an exhibit to the Trust’s registration statement of which these documents are a part, is intended to, nor does it, give rise to an agreement or contract between the Trust or a Successor Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived

Valuation.  The Target Funds and the Successor Funds have substantially similar Valuation Policies. Valuation is more fully discussed in Appendix C.

Description of the Securities to be Issued.  A description of the Successor Fund shares to be issued to the shareholders of each corresponding Target Fund in the Reorganizations, including a description of the rights of shareholders of each Fund is provided in Appendix D.

Fund Directors and Officers.  The Company is overseen by the Company Board and the Trust is overseen by the Trust Board.  Each board is comprised of four board members. The Company Board includes one Interested Director, Walter H. Clark, who is deemed an “interested person” of the Company within the meaning of the 1940 Act because of his role as Chief Operating Officer of the Adviser.  The Trust Board is comprised entirely of independent trustees, meaning none of the Trustees of the Trust are considered an “interested person” of the Trust as defined in the 1940 Act.  The members of each board are set forth below.  There are differences in the individual members that comprise the Company Board and the Trust Board.  Prior to the closing of the Reorganizations, the Advisor intends to propose that Walter H. Clark and James M. Snyder join the Trust Board.  Mr. Clark is a Director and Chief Executive Officer of the Company, President of the Trust, and Chief Operating Officer of the Adviser.  Mr. Snyder is a member of the Company Board.

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IronBridge Funds, Inc. Board	RMB Investors Trust Board
Margaret M. Eisen	Margaret M. Eisen
James W. Haugh	Peter Borish
James M. Snyder	William F. Connell
Walter H. Clark	Robert Sabelhaus

Other Fund Service Providers.  The Target Funds use the services of U.S. Bank Global Fund Services (“Fund Services”) as their transfer agent, administrator and fund accountant.  The Successor Funds use the services of Fund Services as their administrator and fund accountant.  All Funds use the services of U.S. Bank, an affiliate of Fund Services, as its custodian.  Upon completion of the Reorganizations, Fund Services and U.S. Bank will continue to provide services to the Successor Funds, except for transfer agent services, which will be provided by BNY Mellon Asset Servicing.

The Target Funds use Quasar Distributors, LLC, an affiliate of Fund Services, as distributor. The Successor Funds use Foreside Fund Services, LLC as distributor.

Independent Accountants.  Ernst & Young, LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402 serves as the independent registered public accounting firm to the Target Funds. The Trust Board has approved Tait, Weller & Baker, LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, to serve as the independent registered public accounting firm to the Successor Funds for the fiscal year ending June 30, 2019.  Tait, Weller & Baker, LLP currently serves as the auditor for the other series of the Trust.

VOTING INFORMATION CONCERNING THE SPECIAL MEETING

Solicitation of Proxies.  Proxies are being solicited by the Company Board on behalf of the Target Funds.  The proxies will be voted at the Special Meeting of shareholders of the Target Funds.  AST Fund Solutions, LLC has been engaged to assist in the solicitation of proxies with respect to certain shareholders for the Special Meeting.  Proxies may also be solicited by officers, employees and agents of the Target Funds, the Adviser or the Adviser’s affiliates.  Proxies are expected to be solicited principally by mail, but may also be solicited by telephone, through the Internet, or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Although solicitors are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement, they are not permitted to recommend to shareholders how to vote.  The cost of the solicitation, including the printing and mailing of proxy materials, is estimated to be approximately $25,000 and will be borne by the Adviser.

How to Vote.  You may vote on the proposed Plan with respect to your Fund by utilizing one of the following options:

By Mail:  Complete, sign and date the proxy card enclosed with the Proxy Statement and return it in the postage paid envelope provided.

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By Telephone:  You may vote your shares by telephone.  To do so, please have your proxy card available and follow the instructions on the proxy card.  You will need the control number found in the box on the proxy card to execute your vote.

By Internet:  You may vote your shares through the Internet.  To do so, please have your proxy card available and follow the instructions on the proxy card.  You will need the control number found in the box on the proxy card to execute your vote.

In Person:  Attend the Special Meeting in person on June 6, 2019, at 4:00 PM, Central time, in the offices of RMB Capital Management, LLC at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603.

Any person conferring a proxy has the power to revoke it before it is exercised at the Special Meeting by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Target Funds.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by executing a superseding proxy, submitting a written notice of revocation, or voting in person.

Required Vote.  Target Fund shareholders as of the Record Date will have the option to vote “FOR” or “AGAINST” the proposed Plan providing for the Reorganization of their Fund into the corresponding Successor Fund, or may “ABSTAIN” from voting.  Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FOR of the approval of the Target Fund’s Reorganization.  Approval of the proposed Reorganization of a Target Fund will require the affirmative vote of the lesser of:  (a) 67% or more of the Target Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.  Therefore, a vote to Abstain will have the same effect as a vote AGAINST the proposal.  Approval of the Plan for one of the Target Funds is not contingent on approval of the Plan by the other Target Funds.

Quorum.  Shareholders representing one-third of all votes entitled to be cast at the Special Meeting of a Target Fund, present in person or by proxy, constitutes a quorum for the Special Meeting with respect to that Target Fund.  For the purposes of determining the presence of a quorum for transacting business at the Special Meeting with respect to a Target Fund, votes to abstain and broker non-votes (i.e., when shares are held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes, if any, will have the effect of a vote against the Reorganization.

If the necessary quorum to transact business or the vote required to approve a Reorganization proposal is not obtained at the Special Meeting of a Target Fund, the chairman of the Special Meeting or, if submitted to shareholders, the shareholders present in person or by proxy by the affirmative vote of a majority of votes cast whether or not sufficient to constitute a quorum, may adjourn the Special Meeting without further notice to a date not more than 120 days after the Record Date for the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.  Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  By completing the proxy, you are also authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Special Meeting.  Whether you instruct a vote For the Reorganization, instruct the proxy to Abstain from voting on the Reorganization, or do not provide voting instructions on your otherwise properly completed and returned proxy, those persons will be authorized to vote in favor of an adjournment of the Special Meeting.  It is anticipated that the persons named as proxies would vote in favor of any adjournment.

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It is not anticipated that any matters other than the approval of the Plan will be brought before the Special Meeting.  Should other business be brought before the Special Meeting, it is intended that all proxies will be voted in accordance with the judgment of the persons named as proxies.  The costs of any additional solicitation and of any adjourned session will be paid by the Adviser.

Ownership of Securities of the Funds.  Only shareholders of record of a Target Fund at the close of business on April 12, 2019 (previously defined as the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  Shareholders of each Target Fund on the Record Date are entitled to one vote for each share that they hold in the Fund, with holders of fractional shares entitled to a proportional fractional vote.  As of April 12, 2019, the Record Date, the Target Funds had the following number of shares issued and outstanding.

Shares Issued & Outstanding as of April 12, 2019
IronBridge Small Cap Fund	8,738,756.533
IronBridge SMID Cap Fund	16,474,375.851
IronBridge Large Cap Fund	2,536,837.841

As of the Record Date, the Directors and officers of the Target Funds, as a group, owned less than 1% of the outstanding shares of each of the Target Funds.

As of the Record Date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Funds.  Each Successor Fund will commence operations upon the closing of the Reorganization of the corresponding Target Fund.  Because each Successor Fund is a new series of the Trust with no existing shareholders prior to the closing of the Reorganizations, these ownership interests would represent the ownership interests of the corresponding Successor Funds if the Reorganizations had closed on the Record Date.

  IronBridge Small Cap Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	27.74%	Record
National Financial Services LLC 499 Washington Blvd Fl 4th Jersey City, NJ 07310-1995	NA	NA	17.24%	Record
Morgan Stanley Smith Barney LLC 2000 Westchester Ave Purchase, NY 10577-2538	NA	NA	10.98%	Record
Wells Fargo Bank NA FBO BMIC - Equities P.O. Box 1533 Minneapolis, MN 55480-1533	NA	NA	7.99%	Record
Trustees of the Estate Belonging to the Diocese of Long Island, Inc. 36 Cathedral Ave Garden City, NY 11530-4435	NA	NA	7.58%	Beneficial
Kay K Hendricks Declaration of Trust Kay K Hendricks Tr In Care of RMB Capital Holdings, LLC 115 S. La Salle, 34th Floor Chicago, IL 60603	NA	NA	5.84%	Beneficial
Blue Cross and Blue Shield of Massachusetts Foundation Inc Attn Mark Collura 101 Huntington Ave Boston, MA 02199-7603	NA	NA	5.20%	Beneficial

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  IronBridge SMID Cap Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
BAE Systems Pension Funds CIF Trustees Limited 14/16 Caxton Street London SW1H 0QT United Kingdom	BAE Systems PLC	United Kingdom	43.12%	Beneficial
National Financial Services LLC 499 Washington Blvd Fl 4th Jersey City, NJ 07310-1995	NA	NA	23.01%	Record
BAE Systems 2000 Pension Plan Trustees Limited 14 16 Caxton Street London SW1H 0QT United Kingdom	NA	NA	8.89%	Beneficial
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	NA	NA	5.47%	Record

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 IronBridge Large Cap Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Kay K Hendricks Declaration of Trust Kay K Hendricks Tr In Care of RMB Capital Holdings, LLC 115 S. La Salle, 34th Floor Chicago, IL 60603	NA	IL	58.69%	Beneficial
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1905	NA	NA	12.92%	Record
Robert E and Kay K Hendricks Gift Trust - A Katy L Hendricks & Louanne Heinisch & Elizabeth Hendricks Murphy Tr In Care of RMB Capital Holdings, LLC 115 S. La Salle, 34th Floor Chicago, IL 60603	NA	NA	11.17%	Beneficial
The Coltman Family Foundation Inc 455 NE 5th Ave Ste D # 425 Delray Beach, FL 33483-5661	NA	NA	5.21%	Record

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

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ADDITIONAL INFORMATION CONCERNING INVESTMENT OBJECTIVES AND
PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements.  Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.  A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.  The investment objectives of the Funds may not be changed without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund.  Each Fund is diversified.

The Adviser actively manages the Small Cap Fund, SMID Cap Fund and Dividend Growth Fund by applying an economic return framework.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund, SMID Cap Fund and Dividend Growth Fund invest in primarily growth and value-style equity securities.

Small Cap Fund.  The first phase in the decision-making process involves screening a broad equity universe of approximately 3,500 small market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser typically constructs the Small Cap Fund’s portfolio of the approximately 50 to 100 holdings that result from this process, with close attention paid to the Russell 2000® Index sector weightings, which may result in a significant portion of the Small Cap Fund’s  assets being invested in particular sectors, such as the financial services sector.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the Small Cap Fund’s net assets.

SMID Cap Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 3,000 small-to-medium market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser typically constructs the SMID Cap Fund’s portfolio of the approximately 40 to 80 holdings that result from this process, with close attention paid to the Russell 2500® Index sector weightings, which may result in a significant portion of the SMID Cap Fund’s  assets being invested in particular sectors, such as the financial services sector.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the SMID Cap Fund’s net assets.

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Dividend Growth Fund.  The first phase in the decision-making process involves screening a broad equity universe of approximately 1,000 large market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness, sales momentum and dividend growth.  From there, the Adviser narrows the list and evaluates approximately 300 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 150 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser typically constructs the Dividend Growth Fund’s portfolio of the approximately 20 to 40 holdings that result from this process, with attention paid to the Russell 1000® Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Dividend Growth Fund’s net assets.

AVAILABLE INFORMATION

The Company and the Trust are each subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, each files reports, proxy material and other information regarding their series (including the Target Funds and the Successor Funds) with the SEC.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations will be passed on by the law firm of Vedder Price P.C.  Certain legal matters concerning the issuance of shares of the Successor Funds will be passed on by the law firm of Vedder Price P.C and, with respect to matters governed by the laws of the State of Maryland, Greenberg Traurig LLP.  Insofar as the opinions expressed by Vedder Price P.C. relate to or are dependent upon matters that are governed by the laws of the State of Maryland, Vedder Price P.C. may rely on the opinions of Greenberg Traurig LLP.

EXPERTS

The financial statements and financial highlights of the Target Funds incorporated in this Proxy Statement by reference from the Funds’ Annual Report for the fiscal year ended June 30, 2018 have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as set forth in their report thereon, and incorporated herein by reference.  Such financial statements and financial highlights are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

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FINANCIAL HIGHLIGHTS

The Target Funds’ financial highlights through the semi-annual period ended December 31, 2018 are included in Appendix E.  Following completion of the Reorganizations, it is anticipated that the Trust Board will consider changing the fiscal year end of the Successor Funds to December 31 in order to align with the fiscal year end of the other series of the Trust.

OTHER MATTERS

The Target Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for any subsequent meeting of shareholders should send their written proposals to the Secretary of the Target Funds at U.S. Bancorp Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

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Appendix A

FORM OF THE AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ • ] day of [ • ], 2019 by and between RMB Investors Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust set forth on Exhibit A hereto (each, a “Successor Fund”), IronBridge Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of the series of the Corporation set forth on Exhibit A hereto (each, a “Target Fund” and together with the Successor Funds, each, a “Fund” and together, the “Funds”), and RMB Capital Management, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each Fund (the “Adviser”).  References herein to a “party” or the “parties” to this Agreement mean the Trust and/or the Corporation. The Trust has its principal place of business at 115 South LaSalle, 34th Floor, Chicago, Illinois 60603. The Corporation has its principal place of business at One Parkview Plaza, Suite 700, Oakbrook Terrace, Illinois 60181.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  Each reorganization (each, a “Reorganization”) will consist of:  (i) the transfer and delivery of all the assets of the Target Fund to the corresponding Successor Fund (as set forth on Exhibit A hereto) in exchange solely for Class I shares of beneficial interest, par value $0.10 per share, of such corresponding Successor Fund (“Successor Fund Shares”) and the assumption by such Successor Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of the Successor Fund Shares to the shareholders of the corresponding Target Fund (as set forth on Exhibit A hereto), in complete liquidation and termination of such Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

WHEREAS, for convenience, the remainder of this Agreement refers only to a single Reorganization, one Target Fund and one Successor Fund, but the terms and conditions hereof will apply separately to each Reorganization and the Target Fund and the corresponding Successor Fund participating therein.  The consummation of any Reorganization will not be contingent on the consummation of any other Reorganization, and it is the intention of the parties hereto that each Reorganization described herein will be conducted separately and independently of the others.

WHEREAS, the Successor Fund is a separate series of the Trust, the Target Fund is a separate series of the Corporation, and the Trust and the Corporation are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Target Fund;

WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have no assets and will have carried on no business activities prior to the consummation of the transactions described herein except as necessary to facilitate the organization of the Successor Fund as a new series of the Trust or to consummate the transactions described herein;

WHEREAS, the Successor Fund is authorized to issue the Successor Fund Shares; and

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WHEREAS, the Board of Trustees of the Trust  (the “Successor Fund Board”) and the Board of Directors of the Corporation (the “Target Fund Board”),  including a majority of the board members of each of the Target Fund Board and Successor Fund Board who are not “interested persons” as defined by the 1940 Act, have made the determinations required by Rule 17a-8(a) under the 1940 Act with respect to the Successor Fund and Target Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR SUCCESSOR FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, transfer and convey all of its assets, as set forth in Section 1.2, to the Successor Fund.  In consideration therefor, the Successor Fund agrees:  (i) to deliver to the Target Fund the number of full and fractional Successor Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3.  All Successor Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed.  Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED.  The Target Fund shall assign, transfer and convey all of its assets to the Successor Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Target Fund or to the Corporation associated with the Target Fund, and all other assets and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, and all interests, rights, privileges and powers.

Other than as discussed herein and other than in the Target Fund’s ordinary course of business of being an investment company registered under the 1940 Act, the Target Fund has no plan or intent to sell or otherwise dispose of any of its assets.

1.3 LIABILITIES TO BE ASSUMED.  At the Closing, the Successor Fund will assume all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, except that any expenses of the Reorganization contemplated to be paid by the Target Fund shall, pursuant to Article IX, not be assumed or paid by the Successor Fund. All rights to indemnification and all limitations of liability existing in favor of the Corporation’s current and former directors and officers, acting in their capacities as such, under the organizational documents of the Corporation as in effect as of the date of this Agreement or under any other Agreement of the Corporation or Target Fund shall survive the Reorganization and continue in full force and effect, without any amendment thereto except as agreed upon by the parties.

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1.4 LIQUIDATING DISTRIBUTION.  Immediately after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund the Successor Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis.  Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of the Target Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Target Fund Shareholders.  All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired.  The Successor Fund shall not issue certificates representing Successor Fund Shares in connection with such transfers.

1.5 OWNERSHIP OF SHARES.  Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent.  Successor Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Successor Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

1.7 LIQUIDATION AND TERMINATION.  The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Corporation’s governing documents, Maryland state law, and the federal securities laws promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8 REPORTING.  Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS.  All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund as soon as practicable following the Closing.

1.10 INITIAL SHARE.  Prior to the Closing, the Successor Fund will issue one Class I share of beneficial interest of the Successor Fund (the “Initial Share”) to the Adviser or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Successor Fund.  Prior to the Closing, the Initial Share will be redeemed and cancelled by the Successor Fund in exchange for $1.00.

1.11 ACCOUNTING AND PERFORMANCE SURVIVOR.  The Target Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Successor Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

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 ARTICLE II

VALUATION

2.1 VALUATION OF TARGET FUND ASSETS.  The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures adopted by the Target Fund Board (in effect as of the Closing) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SUCCESSOR FUND SHARES.  The net asset value per share of Successor Fund Shares shall be the net asset value per share of the Target Fund computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3 SHARES TO BE ISSUED.  The number of Successor Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of a Successor Fund Share determined in accordance with Section 2.2.  Shareholders of record of the Target Fund at the Closing will be credited with full and fractional Class I shares of the Successor Fund.

2.4 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Successor Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored; provided that if trading is not fully resumed and reporting restored within 10 business days of the Valuation Time, this Agreement may be terminated by either the Target Fund or the Successor Fund upon giving written notice to the other party.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING.  The Closing shall occur on June 21, 2019 or such other date as the parties may agree (the “Closing Date”).  Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”).  The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE.  The Target Fund shall cause its custodian to deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that:  (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Successor Fund’s custodian on behalf of the Successor Fund as of the Closing; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and futures commission merchants and the custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing for the account of the Successor Fund.

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3.3 TRANSFER AGENT’S CERTIFICATE.  The Target Fund shall cause its transfer agent to deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  The Successor Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Class I Successor Fund Shares to be credited at the Closing to the Secretary of the Corporation or provide evidence satisfactory to the Target Fund that such Successor Fund Shares have been credited to the Target Fund’s account on the books of the Successor Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Successor Fund of any of the assets of the Target Fund for the reason that any of such assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Successor Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE CORPORATION, ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.  The Corporation, on its behalf and on behalf of the Target Fund, represents and warrants as follows:

(a) The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland with the power to carry out its obligations under this Agreement. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Corporation, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Fund is a separate series of the Corporation duly established and designated in accordance with the applicable provisions of the Corporation’s Articles of Incorporation and the 1940 Act.

(c) The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Target Fund’s shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations, to the knowledge of the Corporation, is pending or threatened. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

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(d) The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Corporation’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Successor Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement.  The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Target Fund as of June 30, 2018, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Successor Fund) fairly reflect the financial condition of the Target Fund as of June 30, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h) The financial statements of the Target Fund as of December 31, 2018, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Successor Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i) Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities or indebtedness of the Target Fund arising after such date, except as has been disclosed in writing to the Successor Fund.  For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects.  All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon.  To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been or will be asserted against the Target Fund.

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(k) All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund.  All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3.  The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Successor Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Successor Fund has received written notice of prior to the Closing and not objected to, and the Successor Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Target Fund Board required by Rule 17a-8(a) of the 1940 Act, and no consent, approval, authorization or order of any court or governmental authority is required to effect the transactions contemplated by this Agreement, except as may be required under the 1933 Act, the 1934 Act (as defined below), the 1940 Act and state securities or “Blue Sky” laws (including the laws of the District of Columbia and of Puerto Rico).  This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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(p) For each taxable year of its operations, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code; and (iii) has been, and will be as of the Closing, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.  The Target Fund will qualify as a RIC as of the Closing and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code.  The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC under the Code.  The Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it and has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect of dividends and other distributions to shareholders and is not liable for any material penalties that could be imposed thereunder.

(q) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s prospectus, except as has been disclosed in writing to the Successor Fund.

(r) The Corporation has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(s) The Corporation and the Target Fund have adopted written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

4.2 REPRESENTATIONS OF THE TRUST, ON ITS BEHALF AND ON BEHALF OF THE SUCCESSOR FUND.  The Trust, on its behalf and on behalf of the Successor Fund, represents and warrants as follows:

(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power to carry out its obligations under this Agreement. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust. The Trust, on behalf of the Successor Fund, has all material federal, state and local authorizations necessary to own all of the properties and assets of the Target Fund, except authorizations which the failure to so obtain would not have a material adverse effect on the Trust.

(b) The Successor Fund is a separate series of the Trust duly established and designated in accordance with the applicable provisions of the Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), and the 1940 Act.

(c) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Successor Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing (or if the Closing does not take place during business hours, the business day immediately following the Closing), and to the knowledge of the Trust, no action or proceeding to revoke or suspend such registrations is pending or threatened. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Successor Fund.

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(d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or Amended and Restated By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Successor Fund is a party or by which it is bound.

(e) All Class I Successor Fund Shares to be issued in exchange for the net assets of the Target Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable.  The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any shares of the Successor Fund.

(f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Successor Fund, including the determination of the Successor Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act.   This Agreement constitutes a valid and binding obligation of the Successor Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(g) The Successor Fund was newly formed for the sole purpose of consummating the Reorganization and continuing the business and operations of the Target Fund.  As of immediately prior to the Closing, the Successor Fund has not held any assets other than the consideration received for the Initial Share or engaged in any activity or business, other than such activity as necessary for the organization of a new series of an investment company prior to its commencement of operations or to consummate the transactions described herein.

(h) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Successor Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(i) The Successor Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to section 851(g) of the Code for the taxable year that includes the Closing Date.  The Successor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Successor Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date.  The Successor Fund has no earnings and profits accumulated in any taxable year for federal income tax purposes.

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(j) Prior to the Closing, there will be no issued or outstanding shares issued by the Successor Fund, other than the Initial Share.  The Initial Share will be redeemed and canceled prior to the Closing.

(k) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition, the conduct of its business, or the ability of the Successor Fund to carry out the transactions contemplated by this Agreement. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(l) The Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Successor Fund.

(m) The Trust and the Successor Fund have adopted written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(n) The Successor Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

(o) There is no plan or intention for any Successor Fund to be dissolved following the Reorganization.

ARTICLE V

COVENANTS OF THE FUNDS

5.1 OPERATION IN ORDINARY COURSE.  Subject to Sections 1.2 and 7.3, the Target Fund will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS.  The Corporation will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION.  The Target Fund covenants that the Successor Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION.  The Target Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

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5.5 FURTHER ACTION.  Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.  The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing.  The Successor Fund shall not issue any shares, other than the Initial Share, or other securities, or conduct any business or activity prior to the Closing except for such activity as is necessary for its organization and to consummate the transactions contemplated by this Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Corporation, on behalf of the Target Fund, shall furnish the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund and which shall be certified by the Corporation’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Successor Fund pursuant to Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Trust, on behalf of the Successor Fund, will prepare and file with the Commission a registration statement on Form N‑14 relating to the Successor Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Successor Fund relating to the transactions contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATION.  The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Target Fund, the Corporation, the Successor Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the Target Fund, the Corporation, the Successor Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 The Successor Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s President or any Senior Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Successor Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

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 6.2 The Successor Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Successor Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 The Target Fund shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by the Corporation’s President, Chief Executive Officer or any Senior Vice President, in a form reasonably satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Corporation, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Successor Fund shall reasonably request.

7.2 The Target Fund shall have delivered to the Successor Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Corporation.

7.3 If and to the extent the Target Fund Board deems it advisable for the federal income tax purposes, the Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all periods up to and through the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and through the Closing Date and all of its net capital gains realized in all periods up to and through the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5 The Target Fund shall have delivered to the Successor Fund such records, agreements, certificates, instruments and such other documents as the Successor Fund shall reasonably request.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Successor Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Corporation’s Articles of Incorporation and By-Laws.  Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2 As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 For a period beginning at the Closing Date and ending no less than 3 years thereafter, the Corporation will have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former directors and officers of the Corporation, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing.

8.6 The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a) The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing and in good standing under the laws of the State of Delaware.

(b) The execution and delivery of the Agreement by the Trust, on behalf of the Successor Fund, did not, and the issuance of Successor Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or Amended and Restated By-Laws.

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(c) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, the Registration Statement is effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement is in effect.

(d) To the knowledge of such counsel, and without any independent investigation, no consent, approval, authorization, or order of any court or governmental authority of the United States of America or the State of Delaware is required for the performance by the Successor Fund of its obligations under the Agreement, except (i) for those the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Successor Fund or an adverse effect on the performance by the Successor Fund of its obligations under the Agreement, and (ii) as have been obtained.

(e) Assuming that the Successor Fund Shares will be issued in accordance with the terms of this Agreement, the Successor Fund Shares to be issued and delivered to the Target Fund on behalf of its shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable.

8.7 The Successor Fund shall have received on the Closing Date an opinion from Greenberg Traurig LLP substantially to the effect that:

(a) The Corporation is a corporation validly existing and in good standing under the laws of the State of Maryland.

(b) The execution and delivery of the Agreement by the Corporation, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Successor Fund Shares pursuant to the Agreement will not, violate the Corporation’s Articles of Incorporation or By-Laws.

(c) The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) To the knowledge of such counsel, and without any independent investigation, no consent, approval, authorization, or order of any court or governmental authority of the United States of America or the State of Maryland is required for the performance by the Target Fund of its obligations under the Agreement, except (i) for those the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Target Fund or an adverse effect on the performance by the Target Fund of its obligations under the Agreement, and (ii) as have been obtained.

8.8 The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Successor Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a) The transfer of all the Target Fund’s assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution to the Target Fund Shareholders of all the Successor Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Successor Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

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(b) No gain or loss will be recognized by the Successor Fund upon the receipt of all the assets of the Target Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Target Fund.

(c) No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Successor Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Successor Fund Shares in the Reorganization.

(e) The aggregate basis of the Successor Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.  The holding period of the Successor Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Target Fund’s assets transferred to the Successor Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.  The holding period of the assets of the Target Fund received by the Successor Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Successor Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and limitations and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Successor Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Target Fund may waive the conditions set forth in this Section 8.8.

8.9 No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Target Fund may waive the conditions set forth in this Section 8.9.

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ARTICLE IX

EXPENSES

9.1 The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) regardless of whether the Reorganization is ultimately consummated or not.  Reorganization Expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials and any subsequent amendments and correspondence related to Commission comment; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) other related administrative or operational costs; (h) retaining a proxy tabulator, including any costs associated with obtaining beneficial ownership information, (i) retaining a proxy solicitation firm if and only if the Adviser determines in its reasonable discretion that hiring a firm is necessary, (j) any special billings imposed by the Target Fund’s auditors in connection with the Registration Statement and Proxy Materials, and (k) any other solicitation activities conducted by the Adviser designed to obtain the approval of this Agreement by the Target Fund shareholders. Reorganization Expenses specifically exclude any and all attorneys’ fees incurred by the Target Fund in the preparation of the terms and contents of the Registration Statement and Proxy Materials.

9.2 Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Successor Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Corporation’s President, Chief Executive Officer or any Senior Vice President and the Trust’s President or any Senior Vice President without further action by the Target Fund Board or the Successor Fund Board, respectively.  In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

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(a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met;

(c) upon the occurrence of an event which has a material adverse effect upon the Reorganization; or

(d) a determination by the Target Fund Board or the Successor Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Successor Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Corporation or the Trust, including, without limitation, consequential damages.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and officers of the Trust as specifically authorized by the Target Fund Board and the Successor Fund Board, respectively; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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13.5 It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Trust, on behalf of each Successor Fund, and the Corporation, on behalf of the corresponding Target Fund, as if each party had executed a separate document.  No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

13.6 It is expressly agreed that the obligations of the Successor Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of the Successor Fund and signed by authorized officers of the Trust acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Trust’s Declaration of Trust.

13.7 The Trust is a Delaware statutory trust organized in series of which the Successor Fund constitutes one such series, and the Trust is executing this Agreement with respect to the Successor Fund only.  Pursuant to the Declaration of Trust of the Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Successor Fund are enforceable against the assets of the Successor Fund only, and not against the assets of the Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof are enforceable against the assets of the Successor Fund.

ARTICLE XIV
NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given when delivered by hand (including by FedEx or similar express courier), transmitted by facsimile or electronic mail, or three days after being mailed by prepaid registered or certified mail, return receipt requested, in each case addressed to the applicable party as follows:

(a) to the Trust or Successor Fund as set forth below, as may be revised by  notice given to the other party:

115 South LaSalle, 34th Floor, Chicago, Illinois 60603
wclark@rmbcap.com
lflentye@rmbcap.com;

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(b) to the Corporation or Target Fund as set forth below, as may be revised by  notice given to the other party:

115 South LaSalle, 34th Floor, Chicago, Illinois 60603
wclark@rmbcap.com
lflentye@rmbcap.com.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

RMB INVESTORS TRUST, on behalf of each of its separate series set forth on Exhibit A By: Name: Walter H. Clark Title: President
ACKNOWLEDGED: By: Name:
IRONBRIDGE FUNDS, INC., on behalf of each of its separate series set forth on Exhibit A By: Name: Walter H. Clark Title: President and Chief Executive Officer
ACKNOWLEDGED: By: Name:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: RMB CAPITAL MANAGEMENT, LLC By: Name: Title:
ACKNOWLEDGED: By: Name:

[Signature Page to Agreement and Plan of Reorganization – IronBridge/RMB]

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EXHIBIT  A

TO AGREEMENT AND PLAN OF REORGANIZATION

The following table sets forth (i) each Target Fund and (ii) the corresponding Successor Fund and its corresponding class of shares:

Target Fund, each a series of the Corporation	Corresponding Successor Fund, each a series of the Trust, and its corresponding class of shares

IronBridge Small Cap Fund	RMB Small Cap Fund
Class I

IronBridge SMID Cap Fund	RMB SMID Cap Fund
Class I

IronBridge Large Cap Fund	RMB Dividend Growth Fund
Class I

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Appendix B

Comparison of Funds’ Investment Restrictions

The investment restrictions of the Target Funds and the Successor Funds are described below.  All Target Funds share the same investment restrictions.  All Successor Funds share the same investment restrictions.

A fundamental investment restriction may be changed with respect to a Fund only with the approval of the holders of a majority of that Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of:  (1) 67% or more of that Fund’s voting securities present at a meeting if the holders of more than 50% of that Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund’s outstanding voting securities. A Target Funds’ non-fundamental investment limitation may be changed by the Company Board without shareholder approval. A Successor Fund may make changes to its non-fundamental investment limitation without shareholder approval upon 60 days’ notice to shareholders.

Target Funds	Successor Funds
Fundamental Investment Limitation Borrowing and Issuing Senior Securities
May  (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other IronBridge Funds or other persons to the extent permitted by applicable law.
May not issue senior securities, except as permitted under the 1940 Act.
A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.
Fundamental Investment Limitation Diversification
May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

A Fund, with respect to 75% of its total assets, may not invest more than 5% of such Fund’s total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than:  (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.

Fundamental Investment Limitation Industry Concentration
May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.
A Fund will not concentrate more than 25% of the value of its total assets in any one industry.

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Target Funds	Successor Funds
Fundamental Investment Limitation Underwriting Activities
May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.
A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, when selling portfolio securities.
Fundamental Investment Limitation Making Loans
May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.
A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.
Fundamental Investment Limitation Purchases and Sales of Real Estate
May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business.  These companies include real estate investment trusts and securities secured by real estate or interests in real estate.  A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.

Fundamental Investment Limitation Purchase and Sale of Commodities
May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

Fundamental Investment Limitation Other Investment Companies
May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

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Target Fund	Successor Fund
Non Fundamental Investment Limitations Short Sales
A Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
None
Non Fundamental Investment Limitation Margin Purchases
May not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.
None
Non Fundamental Investment Limitation Illiquid Securities
May not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.  If illiquid securities exceeded 15% of the value of a Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion.
A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.
Non Fundamental Investment Limitation Other Investment Companies
May not purchase securities of other investment companies except in compliance with the 1940 Act.
A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

Non Fundamental Investment Limitation Futures and Options
[May not] Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.	None

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Target Funds	Successor Funds
Non Fundamental Investment Limitation Borrowing
[May not] Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and the Fund will not purchase securities when bank borrowings exceed 5% of its total assets.
None
Non Fundamental Investment Limitation Making Loans
[May not] Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.	None
Non Fundamental Investment Limitation Investing in Accordance with Fund Name
[May not] Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Under normal conditions, the RMB Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with small market capitalizations; and under normal conditions, the RMB SMID Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with small-to-medium market capitalizations.

Non Fundamental Investment Limitation Control
None	A Fund may not invest in a company for the purpose of exercising control or management of the company.

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Appendix C

SHAREHOLDER INFORMATION FOR THE SUCCESSOR FUNDS

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds in the Trust (including the Successor Funds offered in this Proxy Statement), and withdrawing money from your account.  In this section, you will find detailed information about the various options available to you.  It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges, and transaction volume — that should influence your investment decisions.  Use of the terms “Fund” or “Funds” refers to the Successor Funds for purposes of this Appendix C.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Funds to pay distribution and shareholder service fees for the sale and distribution of certain share classes (when available) and the maintenance of shareholder accounts.  Class I shares do not have distribution and shareholder services fees.

Foreside Fund Services, LLC, the Funds’ principal underwriter (the “Distributor”), serves as the Funds’ distributor in connection with the offering of the Funds’ shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser or their affiliates.

To assist investors in comparing classes of shares, the table under the heading “The Fund’s Fees and Expenses” provides a summary of expenses of each Fund, by share class, offered in this Proxy Statement.

Shareholder Information

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each business day the NYSE is open for regular trading.  The NYSE is not open, and the Funds will not calculate a NAV or be available for purchase, redemption, or exchange on certain national holidays.  If the NYSE closes early, the time for calculating NAV and the deadline for share transactions will be accelerated to the earlier closing time.  Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be a Fund’s NAV next determined after the Fund receives your request in “good order” (described below).

Important information about opening a new account with the Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts.  Accordingly, when opening a new account you will be required to complete the Trust’s new account application and supply the Trust with certain information for all persons owning or permitted to transact in an account.  This information includes:  name, date of birth, taxpayer identification number and street address.  Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Until it has received your new account application and the required verifications are made, the Trust may reject, cancel, suspend, or limit your share purchase orders.  In addition, the Trust may close your account if it is unable to verify your identity.

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The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien.  Puerto Rico, Guam and U.S. military addresses are acceptable.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and type of account.

	Minimum Initial Investment		Minimum Subsequent Investment
	Regular Account	Automatic Investment Program, IRA, and minor custodial account	Regular Account	Automatic Investment Program, IRA, and minor custodial account
Class I	$100,000	$2,500	$25,000*	$500
* Shareholders who hold shares issued to them pursuant to the Reorganization are subject to a $1,000 minimum for subsequent investments.

The Funds’ minimum investment amounts may be waived or charged at the Trust’s discretion.  Minimums for Class I shares are waived for automated or pre-established exchanges (including tax-free cross class exchanges); asset allocation models; fee-based wrap programs; systematic purchase exchanges or dollar cost averaging programs.

Method		Procedure
Mail	Open an account
Complete and sign the new account application form.  Send a check drawn on a U.S. bank for at least the minimum amount required.  Make the check payable to “RMB Investors Trust.”  Send the check and application form to the address below.

Open an IRA
Shares of the Trust are available for purchase through IRAs and other retirement plans.  An IRA application and further details about IRAs and other retirement plans are available from the transfer agent by calling 1-800-462-2392 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.
Federal Funds Wire	Subsequent purchase
This option is available to existing open accounts only.  New accounts must complete a new account application form and forward payment to the address listed below.
Please contact the transfer agent at 1-800-462-2392 for wire instructions.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

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Method	Procedure
Authorized Broker/Dealer or Investment Professional
Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments.  Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern Time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV.  Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent.  Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this Proxy Statement.  Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	RMB Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

How to Exchange and Redeem Shares

Method	Procedure
By Mail
Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “RMB Investors Trust” to the address below.  Please be sure to specify:
• the name of the fund(s) you wish to exchange or redeem;
• your account number; and
• the dollar value or number of shares you wish to sell
Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below).

By Telephone
As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling the Trust at 1-800-462-2392.  Press 1 and follow the automated menu to speak to a customer service representative.  A check will be mailed to you on the following business day.  The Trust has procedures to verify that your telephone instructions are genuine.  These may include asking for identifying information and recording the call.  As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

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Method	Procedure
Authorized Broker/Dealer or Investment Professional
If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you.  Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this Proxy Statement.  Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Systematic Withdrawal Plans
If you have an account balance equal to the greater of (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate.  The Trust does not charge for this service.  See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire
Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account.  Once this is established, you may request to sell shares of any Trust fund.  Proceeds will be wired to your pre-designated bank account.  See “Federal Funds Wire” information below.

By exchange
Read this Proxy Statement before making an exchange.  You may only exchange fund shares for shares of another fund in the Trust of the same class.  Call RMB Investors Trust at 1-800-462-2392.  Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	RMB Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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Transaction Policies

Paying for shares

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted.  For Fund shares purchased by check, if your check does not clear for any reason, your purchase will be canceled.  If your purchase is canceled due to insufficient funds, an incomplete, missing or unverified new account application, or for any other reason, you will be liable for any losses or fees imposed by your bank and may be liable for losses to the Trust resulting from your canceled order.  If you are a current shareholder, the Trust may redeem some or all of your shares to cover such loss.

Third party checks

Third party checks will not be accepted.

Federal funds wires

A federal funds wire transaction must total at least $5,000.  Your bank may also charge a fee to send or receive wires.

Telephone transactions

The Trust has procedures to verify that your telephone instructions are genuine.  These may include asking for identifying information and recording the call.  As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Regular Investing and Dollar-Cost Averaging

Dollar-cost averaging is the practice of making regular investments over time.  When share prices are high, your investment buys fewer shares.  When the share price is low, your investment buys more shares.  This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other Policies

Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares
•	Reject any exchange or investment order
•	Change, suspend or revoke exchange privileges
•	Suspend the telephone order privilege without advance notice to shareholders
•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders
•	Suspend or postpone your right to sell Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission
•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

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Redeeming Shares

You may redeem your shares in the Funds on any business day.  The proceeds are generally sent out within three business days after your order is executed.  Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed
•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings.  The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below.  The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions.  During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

Redemption in Kind

The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances.  If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

What is a medallion signature guarantee?

A medallion signature guarantee verifies that your signature is authentic.  Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program.  Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution.  The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares
•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record
•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance
•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege

You may exchange shares of your Fund at NAV for shares of the same class of another fund in the Trust based on the funds’ respective NAVs, provided you meet the investment requirements of the fund for which you wish to exchange your shares as described in that fund’s Prospectus under “How to Buy Shares.”  An exchange of shares of a fund for shares of the same class of another fund is a taxable event and has the same federal income tax consequences as a sale or redemption.  The Trust’s general policy is that sales charges on investments entering the Trust should be applied only once.  Therefore, you may exchange shares freely between funds within the same share class without paying additional sales charges.  Special tax rules may apply.  See the “Federal Income Taxes” section of the Statement of Additional Information.

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In limited circumstances, the Trust may permit beneficial holders with financial intermediary sponsored fee-based programs to exchange their shares in a particular share class of a Fund for shares in a different share class of the same Fund if the shareholder meets the eligibility requirements for that class of shares or the shareholder is otherwise eligible to purchase that class of shares.  Such an exchange is generally a non-taxable exchange for federal income tax purposes.  Except as noted above, exchanges must meet the investment requirements of the applicable Fund.

Each Fund reserves the right to modify this policy in the future.  The Funds may restrict or cancel the exchange privilege of any person that, in the opinion of the Funds, is using market timing strategies.

Excessive Trading Policy

Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund.  The Board has adopted policies and procedures applicable to most purchase, exchanges and redemptions and are designed to discourage short-term trading of Fund shares.  Fund shares are not intended for market timing or excessive trading and no Fund accommodates short-term trading.  The Trust or its agents reserve the right to restrict, reject, or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Funds.

This policy applies to transactions accepted by any investor’s financial intermediary.  In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed.  The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a Fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the Fund’s NAV at the conclusion of the delay period.

Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject, or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a Fund within 30 days of each other.

Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy.  This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations.  These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below.  In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

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Limitations on the Ability to Detect and Curtail Excessive Trading Practices.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices.  The Trust receives Fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.  Omnibus account arrangements are common forms of holding shares of a Fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products.  These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to a Fund.

Small Account Balances

The Trust reserves the right to close your account if, due to redemptions and not as a result of a decline in market value, your balance is less than the minimum initial investment amount applicable to such share class and account type.

Escheatment of Shares to States

If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state.  The escheatment time period varies by state.  The Trust is not responsible for notifying shareholders if or when a state may escheat an investor’s shares of a Fund.

To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 1-800-462-2392 to generate shareholder initiated activity such as completing an account transaction.  Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications.  Please contact the Fund to complete a Texas Designation of Representative form.

Systematic Withdrawal Plan

A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance at least equal to the greater of:  (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually.  You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV at the close of business of the NYSE on or about the 20th day of each payment month.  A check will be mailed to you no later than three business days following the date on which the shares are redeemed.  SWPs are taxable transactions that have the same federal income tax consequences as other redemptions.

Household Delivery of Fund Documents

With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust.  If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing.  See “How to Contact Us” below.  The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

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Distribution Arrangements

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Proxy Statement.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Exchange Privilege

You may exchange all or a portion of your investment from one Fund to another series of the Trust at any time by written request or by telephone if you meet the minimum investment requirements for the Fund into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in good order.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to:  RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, RI 02940-9781.  For written exchange requests sent via overnight delivery, please use RMB Investors Trust, c/o BNY Mellon Asset Servicing, 4400 Computer Drive, Westborough, MA 01581-1722.

Exchange requests may be subject to limitations under the Excessive Trading Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Trust reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

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Valuation of Fund Shares

Shares of a Fund are sold at their NAV.  The NAV for a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each business day the NYSE is open for regular trading.  The Funds do not determine NAV or be available for purchase, redemption, or exchange on certain national holidays.  If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time.  Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the Funds receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by the Adviser in good faith and in accordance with procedures approved by the Funds’ Board of Trustees.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

A Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that a Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Trustees may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Treatment

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.  This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you, and is only a summary based on the federal income tax laws effective as of the date of this Proxy Statement.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.  Additionally, please see the Funds’ Statement of Additional Information for more information about taxes.

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Taxes on Distributions.  The Small Cap Fund and SMID Cap Fund intend to distribute substantially all of their investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain, if any, to shareholders annually.  The Dividend Growth Fund intends to distribute substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) at least quarterly and net capital gains, if any, annually.  A Fund may also make distributions at other times if necessary for the Fund to avoid federal income or excise tax.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  As of the date of this Proxy Statement, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 20%.  In addition to the foregoing, distributions from your account may be subject to additional taxes, such as the Medicare contribution tax, depending upon your financial situation.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.  Dividends and distributions are generally taxable in the year you receive them.  However, in some cases, distributions you receive in January are taxable as if they were paid during the previous year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of capital gains.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

You may indicate your distribution choice on your application form upon purchase.  For shareholders that are subject to federal income tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Fund generally will have similar federal income tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number, Taxpayer Identification Number or fail to furnish certain certifications and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 24% for U.S. residents.

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Appendix D

Comparison of Organization, Governing Law, and Shareholder Rights between IronBridge Funds, Inc. (a Maryland Corporation) and RMB Investors Trust (a Delaware Statutory Trust)

The following is a summary of the material rights of shareholders of the Funds, but does not purport to be a complete description of these rights.  Target Fund rights may be determined in full by reference to the Maryland statute governing corporations and the Company’s Articles of Incorporation and Bylaws  (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment, supplement, and restatement in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by contacting the Target Funds at (877) 861-7714 (for individuals/trusts) or (800) 443-2862 (for institutions) or the SEC as provided under the section entitled “Available Information.”  Successor Fund rights may be determined in full by reference to the Delaware Code – Treatment of Delaware Statutory Trusts and the Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration”) and Amended and Restated Bylaws, copies of which are available upon request and without charge by contacting the Successor Funds at (800) 462-2392 or the SEC as provided under the section entitled “Available Information.”

	IronBridge Funds, Inc. (Target Funds)	RMB Investors Trust (Successor Funds)
Form of Organization	Maryland Corporation, incorporated on February 26, 2010.	Delaware Statutory Trust formed on August 20, 1998
Issuance of Shares and Capital Stock
The Board of Directors may authorize the issuance and sale of capital stock of the Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law.  All shares shall be issued on a fully paid and non-assessable basis.
The Board of Directors of the Corporation may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock.

The Trustees have full power and authority, in their sole discretion and without obtaining shareholder approval unless otherwise required by applicable federal law, to issue original or additional shares at such times and on such terms and conditions as they deem appropriate; to issue fractional shares and shares held in the treasury of the Trust; to establish and to change in any manner shares of any series or classes with such preferences, terms of exchange or conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change outstanding shares in a manner materially adverse to the shareholders of such shares); to divide or combine the shares of any series or classes into a greater or lesser number; to classify or reclassify any issued or unissued shares of any series or classes into one or more series or classes (whether the shares to be classified or reclassified are issued and outstanding or unissued and whether such shares constitute part or all of the shares of such series or class); to abolish any one or more series or classes of shares; to issue shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the shares as the Trustees may deem desirable.

Authorized Capital Shares
The total number of shares of capital stock which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares with a par value of $0.01 per share and of the aggregate par value of Ten Million Dollars ($10,000,000), all of which are designated Common Stock.
The number of shares of each series and class is unlimited and each share shall have a par value of $0.10 per share or such other amount as the Trustees may establish.

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IronBridge Funds, Inc. (Target Funds)	RMB Investors Trust (Successor Funds)
Preemptive, Subscription a nd Other Rights
No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any classes or series, or any other securities of the Corporation which the Corporation proposes to issue or sell, and any or all of such shares or securities of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired, and sold to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.

When issued, shares are fully paid and non- assessable with no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.  There shall be no cumulative voting in the election of Trustees.

Annual Shareholder Meetings
An annual meeting of stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at such time and place as the Board of Directors shall select.  The Corporation shall not be required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the “1940 Act”).  In the event that the Corporation is required to hold a meeting pursuant to the requirements of the 1940 Act related to the election of directors, such meeting shall be held within 120 days after the event giving rise to such requirement, and such meeting shall constitute the annual meeting of the Corporation for such year.  Special meetings of stockholders may be called at any time by the President, any Vice President, the Secretary or by a majority of the Board of Directors and shall be held at such time and place as may be stated in the notice of the meeting.  Special meetings of the stockholders shall be called by the Secretary upon receipt of written request of the holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.  Meetings of stockholders shall be held at such place within the United States as the Board of Directors may from time to time determine.
Unless otherwise required by the 1940 Act or the Declaration, the Funds have no intention of holding annual meetings of shareholders.

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IronBridge Funds, Inc. (Target Funds)	RMB Investors Trust (Successor Funds)
Calling Shareholder Meeting
Special meetings of stockholders may be called at any time by the President, any Vice President, the Secretary or by a majority of the Board of Directors and shall be held at such time and place as may be stated in the notice of the meeting.  Special meetings of the stockholders shall be called by the Secretary upon receipt of written request of the holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.

Meetings of shareholders of the Trust or a series or class thereof shall be held as provided in the Declaration at such place within or without the State of Delaware as the Trustees shall designate, and meetings shall be called and notice thereof shall be given as provided in the Trust’s By-laws.

Notice of Shareholder M eetings
Notice of the place, date and time of the holding of each stockholders meeting and, if the meeting is a special meeting, the purpose or purposes of the meeting, shall be given personally or by mail, not less than ten nor more than ninety days before the date of such meeting, to each stockholder entitled to vote at such meeting and to each other stockholder entitled to notice of the meeting.  Notice by mail shall be deemed to be duly given when deposited in the United States mail addressed to the stockholder at his or her address as it appears on the records of the Corporation, with postage prepaid.  Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends such meeting in person or by proxy, or who, either before or after the meeting, submits a signed waiver of notice which is filed with the records of the meeting.

Notice of all meetings of the shareholders, stating the time, place and purpose(s) of the meeting, given by the Trustees by mail or telegraphic or electronic means to each shareholder at his address as recorded on the register of the Trust mailed at least (10) days and not more than ninety (90) days before the meeting, provided, however, that notice of a meeting need not be given to a shareholder to whom such notice need not be given under the proxy rules of the SEC under the 1940 Act and the Securities Exchange Act of 1934, as amended.

Record Date
The Board of Directors may fix record date not less than ten nor more than ninety days prior to the date of any meeting of stockholders and all persons who were holders of record of voting stock at such time and no other shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be.  If no record date has been fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of the close of business on the day on which notice of the meeting is mailed or the thirtieth day before the meeting, or if notice is waived by all stockholders, at the close of business on the tenth day next preceding the day on which the meeting is held.

The Trustees may fix in advance a date up to 120 days before the date of any Shareholders’ meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting.

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IronBridge Funds, Inc. (Target Funds)	RMB Investors Trust (Successor Funds)
Right to Vote
Shareholders have power to vote with respect to each matter submitted to a vote of stockholders.  Each share of a Target Fund represents an interest in the Target Fund that is equal to and proportionate with each other share of the Target Fund.

Shareholders have power to vote only with respect to (a) the election of Trustees as; (b) the removal of Trustees; (c) any investment advisory or management contract entered into, unless a shareholder vote is not required pursuant to the provisions of the 1940 Act or any rule, regulation or order of the SEC thereunder; (d) any termination of the Trust (e) the amendment of the Declaration; and (f) such additional matters relating to the Trust as may be required or authorized by law, the Declaration, or the By-Laws or any registration of the Trust with the SEC or as the Trustees may consider desirable.  Each share of a Successor Fund represents an interest in the Successor Fund that is equal to and proportionate with each other share of the Successor Fund.

Number of Votes
On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock.  All shares of all classes and series shall vote together as a single class, provided that (a) when the Maryland Corporation Law of the 1940 Act requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class and/or series and other classes and series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

In accordance with the provisions of the Declaration, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote.  The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.

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IronBridge Funds, Inc. (Target Funds)	RMB Investors Trust (Successor Funds)
Shareholder Approval
Except as otherwise provided by statute, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.
The proposed consolidation, merger, share exchange, or transfer shall be approved by either (i) the affirmative vote of the holders of a majority of the total number of shares of the Corporation, or of a class or series of the Corporation, as applicable, outstanding and entitled to vote, except to the extent otherwise required by the 1940 Act, or (ii) the affirmative vote of 67% or more of the Target Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy.

Except when a larger vote is required by law, the Declaration or the By-Laws, a majority of the outstanding shares voting at a shareholders’ meeting in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such outstanding shares shall elect a Trustee; provided, that if the Declaration or applicable law permits or requires that shares be voted on any matter by individual series or classes, then a majority of the outstanding shares of that series or class voting at a shareholders’ meeting in person or by proxy on the matter shall decide that matter insofar as that series or class is concerned.

Shareholder, Director/Trustee and Officer Liability and Indemnification
Shareholder Liability.  Maryland statute provides that, except in limited circumstances, shareholders are entitled to the same limitation of personal liability extended to stockholders of any other Maryland corporation.  The stockholders of the Corporation shall not be liable for, and their private property shall not be subject to, claim, levy or other encumbrance on account of debts or liabilities of the Corporation, to any extent whatsoever.
Director and Officer Liability:  To the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages.  In performance of a director’s duties, a director is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the general laws of the State of Maryland.  A person who performs his or her duties in accordance with the standards of the Maryland General Corporation Law or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.
Indemnification.  The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the general laws of the State of Maryland and the 1940 Act.

Shareholder Liability.  The Delaware statute provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.  The Delaware statute also provides for the governing documents of the Trust to be amended to expand or limit shareholder liability.  The Declaration states that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series.  The Declaration further states that shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
Trustee and Officer Liability:  Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in the Declaration or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Indemnification.  Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation.
If any shareholder or former shareholder of any series is personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
The Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust.  The Declaration does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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IronBridge Funds, Inc. (Target Funds)	RMB Investors Trust (Successor Funds)
Amendments to Governing Documents
By-Laws.  The By-Laws may be amended, altered or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting.  The By-Laws may also be amended, altered or repealed by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board of Directors, except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the 1940 Act.
Articles of Incorporation.  The Corporation reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

By-Laws.  The By-Laws may be altered, amended or repealed, or new By-Laws may be adopted by (a) vote of a majority of the outstanding shares voting in person or by proxy at a meeting of shareholders and entitled to vote or (b) by the Trustees; provided, however, that none of the By-Laws may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to law, the Declaration or the By-Laws, a vote of the shareholders.
Declaration.  Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of shareholders, (b) to Section 7 of the Declaration, (c) required to be approved by shareholders by law or by the Trust’s registration statement(s) filed with the SEC, and (d) submitted to them by the Trustees in their discretion.  Any amendment submitted to shareholders which the Trustees determine would affect the shareholders of any series shall be authorized by vote of the shareholders of such series and no vote shall be required of shareholders of a series not affected.  Notwithstanding anything else therein, (i) any amendment to Article IV of the Declaration which would have the effect of reducing the indemnification or other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to shareholders or former shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the outstanding shares of the Trust entitled to vote thereon and (ii) no amendment to Article IV of the Declaration that would have the effect of reducing the indemnification or other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to shareholders or former shareholders shall be effective with respect to any acts or omissions of any such persons occurring or otherwise relating to any time period prior to the adoption of such amendment or shall otherwise have any retroactive effect.

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Appendix E

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, each Successor Fund will be the accounting survivor of its corresponding Target Fund.  The following financial highlights are intended to help you understand each Target Fund’s financial performance for the periods shown below.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information was audited (excluding the Semi-Annual Period Ended December 31, 2018 data) by Ernst & Young, LLP, the Target Funds’ Independent Registered Public Accounting Firm.  Their report and the Funds’ financial statements are included in the Funds’ most recent Annual Report to shareholders.

IRONBRIDGE SMALL CAP FUND For a capital share outstanding throughout the year
	Semi-Annual Period Ended December 31, 2018 (unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Year	$18.76	$19.33	$17.91	$19.97	$22.96	$19.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04	0.08	0.03	0.03	—	0.00(1)
Net realized and unrealized gain (loss) on investments	(2.26)	3.00	2.09	(0.49)	1.33	4.18
Total Income (Loss) from Investment Operations	(2.22)	3.08	2.12	(0.46)	1.33	4.18
LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	(0.04)	(0.01)	—	(0.02)
From net realized gain on investments	(5.17)	(3.56)	(0.66)	(1.59)	(4.32)	(0.92)
Total Distributions	(5.17)	(3.65)	(0.70)	(1.60)	(4.32)	(0.94)
Net Asset Value, End of Year	$11.37	$18.76	$19.33	$17.91	$19.97	$22.96
Total Return	(13.27%)(2)	17.88%	11.90%	(1.94)%	7.14%	21.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$95,526	$147,844	$295,401	$422,127	$443,004	$476,639
Ratio of expenses to average net assets
Before waivers and reimbursements	1.21%(3)	1.16%	1.10%	1.09%	1.09%	1.09%
Net of waivers and reimbursements	1.10%(3)	1.10%	1.10%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.35%(3)	0.47%	0.15%	0.19%	(0.04%)	(0.02%)
Net of waivers and reimbursements	0.46%(3)	0.53%	0.15%	0.19%	(0.04%)	(0.02%)
Portfolio turnover rate	4%(2)	20%	32%	31%	31%	31%

(1)	Less than one cent per share.
(2)	Not annualized
(3)	Annualized

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IRONBRIDGE SMID CAP FUND For a capital share outstanding throughout the year
	Semi-Annual Period Ended December 31, 2018 (unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Year	$12.45	$12.12	$12.93	$13.61	$16.31	$14.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.07	0.02	0.02	0.01	0.02
Net realized and unrealized gain (loss) on investments	(1.60)	1.94	1.33	0.08	0.33	2.99
Total Income (Loss) from Investment Operations	(1.58)	2.01	1.35	0.10	0.34	3.01
LESS DISTRIBUTIONS:
From net investment income	—	(0.07)	(0.03)	—	(0.01)	(0.03)
From net realized gain on investments	(1.47)	(1.61)	(2.13)	(0.78)	(3.03)	(0.79)
Total Distributions	(1.47)	(1.68)	(2.16)	(0.78)	(3.04)	(0.82)
Net Asset Value, End of Year	$9.40	$12.45	$12.12	$12.93	$13.61	$16.31
Total Return	(13.21%) (1)	18.20%	11.28%	1.07%	3.34%	21.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$160,197	$193,538	$310,879	$394,652	$725,952	$877,458
Ratio of expenses to average net assets
Before waivers and reimbursements	1.02%(2)	1.00%	0.96%	0.99%	0.96%	0.94%
Net of waivers and reimbursements	0.95%(2)	0.95%	0.95%	0.95%	0.95%	0.94%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.28%(2)	0.53%	0.11%	0.07%	0.04%	0.10%
Net of waivers and reimbursements	0.35%(2)	0.58%	0.12%	0.11%	0.05%	0.10%
Portfolio turnover rate	8%(1)	14%	34%	31%	37%	56%

(1)	Not annualized
(2)	Annualized

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IRONBRIDGE SMID CAP FUND For a capital share outstanding throughout the year
	Semi-Annual Period Ended December 31, 2018 (unaudited)	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Year	$12.45	$12.12	$12.93	$13.61	$16.31	$14.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.07	0.02	0.02	0.01	0.02
Net realized and unrealized gain (loss) on investments	(1.60)	1.94	1.33	0.08	0.33	2.99
Total Income (Loss) from Investment Operations	(1.58)	2.01	1.35	0.10	0.34	3.01
LESS DISTRIBUTIONS:
From net investment income	—	(0.07)	(0.03)	—	(0.01)	(0.03)
From net realized gain on investments	(1.47)	(1.61)	(2.13)	(0.78)	(3.03)	(0.79)
Total Distributions	(1.47)	(1.68)	(2.16)	(0.78)	(3.04)	(0.82)
Net Asset Value, End of Year	$9.40	$12.45	$12.12	$12.93	$13.61	$16.31
Total Return	(13.21%) (1)	18.20%	11.28%	1.07%	3.34%	21.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$160,197	$193,538	$310,879	$394,652	$725,952	$877,458
Ratio of expenses to average net assets
Before waivers and reimbursements	1.02%(2)	1.00%	0.96%	0.99%	0.96%	0.94%
Net of waivers and reimbursements	0.95%(2)	0.95%	0.95%	0.95%	0.95%	0.94%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.28%(2)	0.53%	0.11%	0.07%	0.04%	0.10%
Net of waivers and reimbursements	0.35%(2)	0.58%	0.12%	0.11%	0.05%	0.10%
Portfolio turnover rate	8%(1)	14%	34%	31%	37%	56%

(1)	Not annualized
(2)	Annualized

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PART B

STATEMENT OF ADDITIONAL INFORMATION

REORGANIZATION OF

IronBridge Small Cap Fund
IronBridge SMID Cap Fund
IronBridge Large Cap Fund
(Each a series of IronBridge Funds, Inc.)

One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181
(630) 684-8300

IN EXCHANGE FOR SHARES OF

RMB Small Cap Fund – Class I
RMB SMID Cap Fund – Class I
RMB Dividend Growth Fund – Class I
(Each a series of RMB Investors Trust)

115 South LaSalle, 34th Floor
Chicago, Illinois 60603
(800) 462-2392

May 6, 2019

_____________________________________

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May 6, 2019.

A copy of the Proxy Statement/Prospectus may be obtained without charge by calling or writing to IronBridge Funds, RMB Investors Trust, or RMB Capital Management at the telephone numbers or addresses set forth above.  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.

General Information

This SAI relates specifically to the following proposal: to approve an Agreement and Plan of Reorganization (“Plan”) providing for (i) the transfer and delivery of all the assets of each of IronBridge Small Cap Fund, the IronBridge SMID Cap Fund, and the IronBridge Large Cap Fund (each, a “IronBridge Fund” and collectively, the “IronBridge Funds”) to RMB Small Cap Fund (the “Small Cap Fund”), RMB SMID Cap Fund (the “SMID Cap Fund”), and RMB Dividend Growth Fund (the “Dividend Growth Fund”) (each, a “Fund” and collectively, the “Funds”), respectively, each a series of RMB Investors Trust, in exchange solely for Class I shares of beneficial interest of the corresponding Fund, par value $0.10 per share and the assumption by each Fund of all the liabilities of the corresponding IronBridge Fund; and (ii) the pro rata distribution of each Fund’s Class I shares to the shareholders of the corresponding IronBridge Fund in complete liquidation and termination of the IronBridge Fund (each a “Reorganization” and collectively, the Reorganizations”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

Incorporation by Reference

Because the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund are each a newly-created series of RMB Investors Trust, they have not yet published an annual or semi-annual shareholder report to shareholders.  This SAI incorporates by reference the following documents:

•
The Prospectus and Statement of Additional Information for the IronBridge Funds dated October 30, 2018, are incorporated by reference to Post-Effective Amendment No. 21 to IronBridge Fund Inc.  Registration Statement on Form N-1A (File No. 811-22397 and Accession No. 0000894189-18-005892), filed with the SEC on October 29, 2018.  On file with the SEC at www.sec.gov.

•
The audited financial statements of the IronBridge Funds dated June 30, 2018, are incorporated by reference to the Annual Report of the Funds for the fiscal year ended June 30, 2018, filed on Form N-CSR (File No. 811-22397 and Accession No. 0001104659-18-055783) with the SEC on September 7, 2018.  On file with the SEC at www.sec.gov.

•
The financial statements of the IronBridge Funds dated December 31, 2018, are incorporated by reference to the Semi-Annual Report of the Funds for the six-month fiscal period ended December 31, 2018, filed on Form N-CSRS (File No. 811-22397 and Accession No. 0001104659-19-013815) with the SEC on March 11, 2019.  On file with the SEC at www.sec.gov.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganizations because the IronBridge Funds will be reorganized into the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund, which are each a newly organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the IronBridge Funds.  The RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund will be the accounting survivors of the Reorganization.

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-i-

RMB INVESTORS TRUST

RMB Investors Trust (the “Trust”), located at 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust is comprised of nine series, each of which is a separate portfolio of investments with its own investment objective.  This SAI relates to the following newly organized series of the Trust: the RMB Small Cap Fund, the SMID Cap Fund, and the Dividend Growth Fund.

The Trust was organized as a Delaware statutory trust on August 20, 1998.  The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the “Corporation”), a Maryland corporation, effected on April 30, 1999.  Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc.  Some of the information in this SAI relates to the Corporation before the reorganization.

On July 1, 2016 the Trust changed its name to RMB Investors Trust following the decision of the Trust’s Board of Trustees (the “Board” or the “Trustees”) to approve RMB Capital Management, LLC (the “Adviser” or “RMB”) to serve as the investment adviser to certain series of the Trust, effective July 1, 2016.

Diversification.  The Small Cap Fund, the SMID Cap Fund, and the Dividend Growth Fund are each diversified open-end funds as defined by the 1940 Act (see Fundamental Investment Restriction 6 below).  This means that as to 75% of each Fund’s total assets, each Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security.  However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  A Fund may be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

INVESTMENTS AND RELATED RISKS

Each Fund’s principal investment strategies and principal risks are described in the Funds’ prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Funds’ investment goals, policies and strategies.  Any stated percentage limitations are measured at the time of the purchase of a security.

EQUITY INVESTMENTS

Common Shares.  Common shares represent an equity (i.e. ownership) interest in a company or other entity.  This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations.  Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred Shares.  Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features.  Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets.  Preferred shares generally have fewer voting rights than common shares.  Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

Convertible Securities.  Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends.  However, they offer the buyer the additional option of converting the security into common stock.  The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer.  The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock.  Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines.  However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

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Warrants and Rights.  Warrants and rights are securities that permit, but not obligate, their holder to purchase the underlying equity or fixed-income securities at a predetermined price.  Generally, warrants and rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities.  Further, they do not represent any rights in the assets of the issuer.  In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date.  As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.

Short Sale Risk.  The larger a Fund’s short position, the greater the potential for gain and loss.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited.  To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  In addition, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

Leverage Risk.  To the extent a Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of a Fund’s derivative investments.

Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with the Real Estate Industry.  Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:

•	possible declines in the value of real estate;
•	adverse general or local economic conditions;
•	possible lack of availability of mortgage loans;
•	overbuilding;
•	extended vacancies of properties;
•	increases in competition, property taxes and operating expenses;
•	changes in zoning or applicable tax law;
•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

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•	casualty or condemnation losses;
•	uninsured damages from floods, earthquakes or other natural disasters;
•	limitations on and variations in rents; and
•	unfavorable changes in interest rates.

In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.  Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancing and its impact on servicing rights.

Financial Services Companies.  The Funds may invest in financial services companies.  Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector.  Financial services companies could fall out of favor, causing a Fund to underperform funds that focus on other types of stocks.  Accordingly, a Fund may be subject to greater market volatility than a fund that does not invest in financial services companies.

In addition, most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business.  Certain financial services businesses are subject to intense competitive pressures, including market share and price competition.  From 2008-2009, the financial markets experienced very difficult conditions and volatility as well as significant adverse trends.  The deteriorating conditions and volatility in these markets resulted in a decrease in the availability of corporate credit and liquidity.  These conditions resulted in insolvency and the closure or acquisition of a number of financial institutions.  No assurance can be made that future financial crises will not severely impact financial services companies.

Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which a Fund invests.  The valuation of financial services companies has been and continues to be subject to unprecedented volatility.  Changing interest rates could reduce the profitability of certain types of companies in the financial services sector.  For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.  The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns.  In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers.  In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

In addition, regulations of the U.S. Securities and Exchange Commission (the “Commission”) limit a Fund’s investments in the securities of companies that derive more than 15% of their gross revenues from securities-related activities.

Large-Capitalization Companies.  The Funds may invest in larger, more established companies that may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Mid- Capitalization Companies.  Investing in small-capitalization or mid-capitalization companies generally involves greater risks than investing in large-capitalization companies.  The Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the MSCI EAFE Small Cap Index, at the time of purchase, which, as of February 28, 2019, was approximately $8.65 billion.  Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general.  Many small capitalization companies may be in the early stages of development.  Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

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Micro-Capitalization Companies.  Micro-cap stocks have a market capitalization of less than $300 million.  Micro-cap companies may be less financially secure than large, mid or small capitalization companies.  Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines.  There may also be less public information about micro-cap companies.  In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses.  Micro-cap stock prices also may be more volatile than large, mid or small cap stocks may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell.  The securities of micro-cap companies may not be traded daily.  As a result, some of a Fund’s holdings may be considered or become illiquid.

Investment Companies.  A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations imposed by the 1940 Act.  Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”).  A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds.  Like all equity investments, these investments may go up or down in value.

Exchange-Traded Funds (“ETFs”).  The Funds may invest in ETFs.  ETFs are shares of publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indices or companies in related industries.  These indices may be either broad-based, sector or international.  Broad-based ETFs track a broad group of stocks from different industries and market sectors.  HOLDRS (Holding company Depositary Receipts) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group.  International ETFs track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits under the 1940 Act on investments in other investment companies.  ETF shareholders are subject to the same risks as holders of diversified stock portfolios.  ETFs are subject to certain additional risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.  Because ETFs trade on an exchange, they may not trade at net asset value per share (“NAV”).  Sometimes, the prices of ETFs may vary significantly from the aggregate value of the ETF’s underlying securities.  If a Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities, which it must then sell in order to obtain cash.  Additionally, the Fund will indirectly bear its proportionate share of the expenses of the ETF.

FIXED INCOME INVESTMENTS

Temporary Defensive Investments.  For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements.  Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.  A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.

General Characteristics and Risks of Fixed-Income Securities.  Bonds and other fixed-income securities are used by issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.  Fixed-income securities have varying degrees of quality and varying maturities.

Credit Ratings.  In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings represent the opinions of these agencies as to the credit quality of the securities that they rate.  However, these ratings are relative and subjective and are not absolute standards of quality.  In addition, changes in these ratings may significantly lag changes in an issuer’s creditworthiness.  Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.

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After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.

Bank and Corporate Obligations.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.  The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank.  Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer.  Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Repurchase Agreements.  The Funds may enter repurchase agreements with approved banks and broker-dealers.  In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.  This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk.  For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price.  If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral.  To minimize risk, collateral must be held with the Funds’ custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest.  Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be fully collateralized pursuant to Rule 2a-7 under the 1940 Act and may be deemed to be investments in cash or U.S. government securities.

U.S. Government Securities.  U.S. Government securities include U.S. Department of the Treasury (“Treasury”) obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, which are supported by:

•	the full faith and credit of the Treasury (such as the Government National Mortgage Association (“GNMA”));
•	the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks);
•
the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC”)); or

•	only the credit of the agency and a perceived “moral obligation” of the U.S. Government.

No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States.  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to non-U.S. Governments or other entities that are so guaranteed.  The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

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U.S. Government securities also include Treasury receipts, zero coupon bonds, Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities.  The interest and principal components of stripped U.S. Government securities are traded independently.  The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program.  Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation.  The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Fannie Mae and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008.  The entities are dependent upon the continued support of the Treasury and FHFA in order to continue their business operations.  These factors, among others, could affect the future status and role of Fannie Mae and FHLMC and the value of their debt and equity securities and the securities which they guarantee.

Mortgage-Backed Securities.  Each Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.  Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund’s investments in mortgage-backed securities may include conventional mortgage pass-through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”).  Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.  CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages.  Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.  The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities.  Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date.  Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full.  Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis.  The simultaneous payments are taken into account in calculating the final distribution date of each class.  Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks.  Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged.  PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

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Agency Mortgage Securities.  The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  Agencies, instrumentalities or sponsored enterprises of the U.S. Government include, but are not limited to, the GNMA, Fannie Mae and FHLMC.  GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.  Fannie Mae securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the Treasury.  Although the U.S. Government has provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government.  There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-Issued Mortgage-Backed Securities.  Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions).  These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. Government agency.  In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral.  Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities.  The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.  In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities.  Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.  Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Asset-Backed Securities.  Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities.  The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure).  Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

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Asset-backed securities entail certain risks not presented by mortgage-backed securities.  The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral.  Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor.  Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.  A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund’s investment objective and policies.

Floating Rate/Variable Rate Notes.  Some notes purchased by a Fund may have variable or floating interest rates.  Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.  These obligations may be secured by bank letters of credit or other support arrangements.  If a security would not satisfy a Fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund’s credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights.  Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist, and the Fund cannot demand payment of the principal amount of such instruments within seven days.

Structured Securities.  Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations.  Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-In-Kind, Delayed Payment and Zero Coupon Bonds.  These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period.  The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality.  These securities also may take the form of debt securities that have been stripped of their interest payments.  The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality.  A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes.  This income is required to be distributed to shareholders.  A Fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

FOREIGN SECURITIES

Each Fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”).  A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

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ADRs, EDRs, IDRs and GDRs.  American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities.  Most ADRs are traded on a U.S. stock exchange.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR.  European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.  Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Risks of Foreign Securities.  Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers.  There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States.  Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

To the extent that a Fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders.  Securities transactions in some foreign markets may not be settled promptly so that a Fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded.  Many foreign markets are not as developed or efficient as those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States.  In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets.  These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.  Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies.  Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries.  Emerging market countries may have failed in the past to recognize private property rights.  They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries.  Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  A Fund may be required to establish special custodial or other arrangements before making certain investments in these countries.  Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.  Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities.  Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.

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ILLIQUID AND RESTRICTED SECURITIES

A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act as well as private placements issued under Regulation S, and, therefore, are restricted as to their resale.  However, a Fund will not invest more than 15% of its net assets in illiquid investments.  The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities.  If the Adviser determines, based upon a review of the trading markets for specific Section 4(a)(2) paper or Rule 144A securities (Rule 144A securities are unregistered securities sold by private companies to qualified institutional buyers through a broker-dealer) that the securities are liquid, they will not be subject to the 15% limit in illiquid investments.  This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

DERIVATIVE INSTRUMENTS

General.  The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index.  The Funds’ transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;
•	the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and
•	entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on an Adviser’s judgment as to their potential risks and rewards.  Use of these instruments exposes a Fund to additional investment risks and transaction costs.  If an Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used.  Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument.  A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail below.

In December 2015, the Commission proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds.  If the proposed rule is adopted and goes into effect, it could require modifications to the Funds’ use of derivatives and adoption of risk management measures.

Options on Securities and Securities Indices.  A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest.  These options may be listed on securities exchanges or traded in the over-the-counter market.  A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options.  A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio.  Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

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All call and put options written by a Fund are covered.  A written call option or put option may be covered by: (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund’s obligation under the option; (2) entering into an offsetting forward commitment; and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.  A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account.  A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option.  These purchases are referred to as “closing purchase transactions.”

Segregated Account Risk.  A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security.  Therefore, the segregation of a large percentage of the Fund’s assets could possibly hinder management of the portfolio or the Fund’s ability to meet redemption requests or other current obligations.

Purchasing Options.  A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest.  A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.  A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period.  The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities.  Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

A Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.  Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

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Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.  Imperfect correlation between the options and securities markets may detract from their effectiveness.  In addition to the other risks associated with options described herein, a Fund may suffer a loss if it is unsuccessful in employing an options strategy and the Fund’s total return may be less than if it had not engaged in the options transaction.

Futures Contracts and Options on Futures Contracts.  A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures.  Options on futures possess many of the same characteristics as options on securities and indexes (discussed above).  An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the CFTC.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase.  A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.  Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exclusion from registration as a commodity pool operator in respect of each Fund.  On February 9, 2012, the CFTC adopted rule amendments that modify the criteria for claiming the CFTC Rule 4.5 exclusion from registration and regulation as a commodity pool operator.  The Advisor intends to limit each Fund’s use of commodity interests so as to remain eligible for the exclusion.

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Limitations on Use of Futures and Options Thereon.  A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn interest income on its initial margin deposits.  A futures contract held by a Fund is valued at the official price of the exchange on which it is traded.  Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees, a Fund will segregate or “earmark” liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the marked-to-market value of the futures contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract.  With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract.  By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

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When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which a Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options Thereon.  Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged.  The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments.  For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities.  To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts.  Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund.  As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund.  The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors.  In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure.  The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market.  There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close out a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  Prices have in the past moved beyond the daily limit on a number of consecutive trading days.  A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame.  To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities.  As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

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Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage.  As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses.  There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.  The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements.  In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.  The regulation of futures, options and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest.  Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions.  The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act.  Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on the Fund.  However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs.  The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties.  In particular, new position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective.  New requirements even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Hedging and Other Strategies.  Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire.  When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts.  When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities.  These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

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If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy.  Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts.  This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available.  The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Foreign Currency Transactions.  A Fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.  A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency.  Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.  Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies.  Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies.  A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract.  The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund’s commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises.  Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing.  Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Options.  Each Fund may purchase or sell (write) call and put options on currency.  A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period.  The owner of a call option has the right, but not the obligation, to buy the currency.  Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.  When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option.  However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

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A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value.  A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value.  Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency.  For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option.  Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency.  If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call.  Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options.  Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.  In addition, there are certain additional risks associated with foreign currency options.  The markets in foreign currency options are relatively thin, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency.  Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions.  By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts.  A Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price.  The purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date.  If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain.  If the sale price is less than the offsetting purchase price, the Fund realizes a loss.  If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain.  If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options.  Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally.  In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

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 U.S. Dollar Denominated Securities of Non-U.S. Companies.  Each Fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but may invest only up to 15% of its total assets in non-dollar-denominated securities of non-U.S. companies.

Swaps, Caps, Floors, Collars and Swaptions.  As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions.  In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time.  If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well.  Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.  A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another.  For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed.  As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance.  Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates.  A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.  A Fund will maintain, in a segregated account, cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions.  The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time.  A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase.  Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date.  The failure of the issuer or other party to consummate the transaction may result in a Fund’s losing the opportunity to obtain an advantageous price.  Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement.  For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.

Short Sales.  Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  As a result, there is no limit to the potential loss on a short sale.  Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan.  Short sale dividends are treated as an expense and can increase a fund’s total expense ratio although no cash is received or paid by the Fund.  To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

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 The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.  Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited.  Until the Fund replaces a borrowed security, it will maintain, in a segregated account at all times, cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short.  Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.  The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund’s net assets.

While the Fund is short a security, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If this happened, the Fund would have to buy replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Fund will also incur transaction costs in effecting short sales.  Short sales involve other costs.  The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short.  To borrow the security, the Fund also may be required to pay a premium.  The amount of any gain for the Fund resulting from a short sale will be decreased and the amount of any loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

OTHER INVESTMENT PRACTICES AND RISKS

Active Management.  The Funds are actively managed investment portfolios.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.  The management strategy or securities selection methods the Adviser uses in managing the Fund could prove less successful than anticipated or could be unsuccessful.  This risk is common for all actively managed funds.

Securities Lending.  Since the Funds have not yet commenced operations as of the date of this SAI, the Funds did not engage in securities lending activity during the most recent fiscal year.

Cyber Security Risk.  The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity.  Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks.  Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund.  For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage.  The Funds may also incur additional costs for cyber security risk management purposes.  Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

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 Information Technology Sector Risk.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins.  Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel.  The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.  Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.  Companies in the information technology sector are heavily dependent on patent and intellectual property rights.  The loss or impairment of these rights may adversely affect the profitability of these companies.  Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.  These risks are heightened for information technology companies in foreign markets.

IPOs.  The Funds may invest in IPOs. An IPO is when a company (called the issuer) issues common stock or shares to the public for the first time.  Such securities are often issued by smaller, younger companies seeking capital but can also be done by large privately-owned companies looking to trade publicly.

IPO Risk.  The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Large Shareholder Purchase and Redemption Risk.  The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds.  Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity.  Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.  In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense limitation arrangement.

Reverse Repurchase Agreements.  The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price.  A Fund continues to receive principal and interest payments on these securities.  The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase.  Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.

Short-Term Trading and Portfolio Turnover.  Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time.  A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income.  Short-term trading may have the effect of increasing a Fund’s portfolio turnover rate.  A high rate of portfolio turnover involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholders’ return.  Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

Portfolio Turnover.  Each Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund and its shareholders.  High portfolio turnover may result in the realization of substantial capital gains.  Since the Funds’ have not yet commenced operation as of the date of this SAI, the Funds do not have portfolio turnover rates.

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  INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed with respect to a Fund only with the approval of the holders of a majority of that Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of: (1) 67% or more of that Fund’s voting securities present at a meeting if the holders of more than 50% of that Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund’s outstanding voting securities.

1.	A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2.	A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

3.
A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business.  These companies include real estate investment trusts and securities secured by real estate or interests in real estate.  A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.

4.
A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5.	A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6.
A Fund with respect to 75% of its total assets, may not invest more than 5% of such Fund’s total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.

7.	A Fund will not concentrate more than 25% of the value of its total assets in any one industry.

8.
A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

With respect to Fundamental Investment Restriction 1, the 1940 Act currently permits each Fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the Fund’s total assets at the time of borrowing.  In the event that a Fund’s borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will be required to reduce the amount of its borrowings as promptly as practicable, but in no event later than three business days.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are non-fundamental and may be modified by the Trustees without shareholder approval.  Each Fund may change the policies described below upon 60 days’ notice to shareholders.

1.	A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.

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2.
A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

3.	A Fund may not invest in a company for the purpose of exercising control or management of the company.

For purposes of non-fundamental investment restriction 1. (above), an illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

A sector of issuers in different industries is not considered to be an industry.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the general policy of the Trust and each Fund that neither the Funds nor their service providers may selectively disclose a Fund’s portfolio holdings information to any current or potential investor in the Funds, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Fund(s).

The Board has adopted policies and procedures relating to disclosure of a Fund’s portfolio securities.  These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.

The Funds, like other typical mutual funds, rely on various service providers (including the Adviser) and other affiliated and/or unaffiliated entities, to perform all services relating to the Funds’ operations.  Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about a Fund’s current portfolio holdings.  Other service providers, such as lawyers and accountants, are permitted to review information about a Fund’s current portfolio holdings on a periodic basis.  In addition, if a Fund wants to sell certain securities in its portfolio, the Fund will have to identify those securities to the broker handling the sale.  It is the Trust’s policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Funds’ operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.

In addition, the Trust permits disclosure of non-public portfolio holdings information to third parties in limited circumstances where the Trust or a service provider has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

It is also the policy of the Trust that none of the Funds or their service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about a Fund’s portfolio holdings.

Periodic Public Disclosure.  The full portfolio holdings of each Fund are filed quarterly with the Commission within the time periods prescribed by rules of the Commission.  Further, information regarding each Fund’s portfolio holdings is provided to shareholders on a semi-annual basis in accordance with, and within the time periods prescribed by, rules of the Commission.

The Funds’ portfolio holdings are published monthly, with approximately a 30-day lag, on the Funds’ website.  This policy is described in the Funds’ current Prospectus and may be discontinued by the Trust without notice.  The Trust considers a Fund’s portfolio holdings not to be confidential on the next day after its portfolio holdings are published on the Funds’ website.

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In certain instances, a Fund’s month-end portfolio holdings may be disclosed earlier than 30 days after the end of a month to certain third-parties under the following conditions: (i) for legitimate business purposes; (ii) no adverse impact is anticipated to Fund shareholders; and (iii) portfolio holdings are posted on the Funds’ website.  In addition, each Fund’s month-end Top 10 holdings reports may be made available by the seventh business day after month-end.

Disclosure of Holdings to Analytical Companies.  The Funds’ portfolio holdings generally are sent to certain analytical companies (e.g., Morningstar, Bloomberg, Broadridge, S&P, Thomson Financial, etc.) and investment consultants either monthly or quarterly on the next business day after a complete set of holdings is available on the Funds’ website.

Disclosure of Individual Portfolio Holdings.  From time to time, employees of the Adviser may express their views orally or in writing on securities held in the Funds with the public, media, current or prospective shareholders of the Funds, investment consultants/advisers and/or rating/ranking firms.  The securities may be ones that were purchased or sold since the Funds’ most recent month-end portfolio holdings and may not yet be disclosed on the Funds’ website.  In these situations, the confirmation of whether a stock is held in a Fund and its portfolio weighting as of a specific date must follow the public disclosure procedures as described above, including prompt public disclosure following such confirmation.

Disclosure of Holdings to Service Providers and Other Parties.  The Funds’ portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties.  These providers include, but are not limited to, the Funds’ custodian, fund accountant, fund administrator, printing companies, public accounting firm and attorneys.  Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Adviser, including the Funds, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems.  Employees of the Adviser (as applicable) also may have frequent access to portfolio holdings.  The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealer and other parties involved in the trading and settlement process have access to Fund portfolio information when a Fund is buying and selling securities for its portfolio.

Non-public disclosure of the Funds’ portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Funds, whether by explicit written agreement or by virtue of their duties to the Funds.  The Trust and the Adviser will make reasonable efforts to obtain written confidentiality agreements and prohibitions on trading based on knowledge of the Funds’ portfolio holdings with the service providers and other parties who receive the Funds’ portfolio holdings information prior to the holdings being made public.  Employees of the Adviser are subject to their respective employer’s code of ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

Board Oversight of Disclosure of Fund Portfolio Holdings.  Exceptions to these policies may be granted only by the Board, the Trust’s President, Treasurer, Secretary, Senior Vice President or Chief Compliance Officer upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders.  Any such disclosures of Fund portfolio holdings shall be disclosed to the Board at its next regular meeting.

Notwithstanding anything herein to the contrary, the Board and an appropriate officer of the Trust, or the Trust’s President or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.  (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in less liquid securities.)

There is no assurance that the Trust’s disclosure policies will protect the Funds from potential misuse of holdings information by individuals in possession of that information.

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SERVICES FOR SHAREHOLDERS

SHAREHOLDER ACCOUNTS

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent.  The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares.  Distributions or dividends are reinvested at a price equal to the NAV of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The Funds offer Class I shares.  The Trustees and officers reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund’s best interest.

CLASS I SHARE PURCHASES

Class I shares are sold at the NAV next determined after receipt of an investor’s purchase order.  Class I shares are not subject to an initial sales charge, a CDSC upon redemption, or a Rule 12b-1 fee.  Class I shares do not convert into any other class of shares.

REDEMPTION OF SHARES

Investors in the Funds may redeem shares on any day the Funds are open for business — normally when the NYSE is open — using the proper procedures described below.  See “Net Asset Value” for a list of the days on which the NYSE will be closed.

1.
Through Participating Dealers Or Other Financial Intermediaries.  If an investor’s account has been established by a participating dealer or other financial intermediary, the investor should contact their financial adviser or financial intermediary to assist the investor with the redemption.  Requests received by a financial adviser or financial intermediary before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.

2.
Redemption Directly through the transfer agent.  Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program.  Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act.  An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing.  The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility.  A guarantee from a notary public is not acceptable.  Redemption requests for $50,000 or less (whether written or telephonic), which are payable to the registered owner at the legal address of record do not require an additional medallion signature guarantee at the time of redemption.

3.
Redemption by Telephone.  Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of up to $50,000.  The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392.  Please press 1 and follow the automated menu to speak with a customer service representative of the Fund.  A check will be mailed to the investor on the following business day.

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Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days.  The investor may obtain from the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Funds’ procedures.

The Funds do not charge for their services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future.  Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

Terms of Redemptions.  The amount of your redemption proceeds will be based on the NAV next computed after the transfer agent receives the redemption request in proper form.  Payment for the redemption normally will be mailed to the shareholder, except as provided below.  A shareholder’s redemption proceeds will normally be mailed or wired the day after the redemption is processed.  If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days.  This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the participating dealer or other financial intermediary may redeem their shares only through that firm.  The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem a shareholder’s account if its value, due to redemptions and not as a result of a decline in market value, is less than the minimum initial investment amount applicable to such share class and account type.  The affected Fund will give the shareholder 60 days’ notice to increase the account value to the minimum purchase amount.  Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions in Kind.  Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities, as prescribed by the Trustees.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge will be incurred and the shareholder may be subject to tax on any appreciation of such securities.  The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV.  During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay redemption proceeds by giving you securities.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Purchases, Redemptions or Exchanges Through Authorized Broker-Dealers or Investment Professionals.  Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the current Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees that you may be charged.

NET ASSET VALUE

Each Fund determines its NAV of each class on each business day as of the close of regular trading (generally 4:00 p.m. Eastern time) on the NYSE by dividing the Fund’s net assets attributable to that class by the number of its shares of that class outstanding.  If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time.  For purposes of calculating the NAV of Fund shares, the Funds use the following procedures.  For purposes of determining NAV, expenses of the classes of a Fund are accrued daily and taken into account.  Each Fund’s Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

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Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security, or valuations provided by independent pricing services.

Equity securities, warrants, ETFs, and ADRs listed on a U.S. exchange or Over-the-Counter market are valued using the last reported sale price on the market on which the security primarily trades.  Equity securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price.  The Funds generally value exchange-traded securities for which no sales are reported or there is no closing price on a valuation day at the last available bid price.  If there is no such last sale reported, securities will be valued at the mean between the highest closing bid and lowest closing asked prices on the market in which the security primarily trades.  In addition, the values of foreign securities denominated in non-U.S. dollar currencies will be converted to U.S. dollars utilizing foreign exchange rates in effect as of the time established for determining the respective Fund’s NAV.  Such foreign exchange rates shall be provided by an independent pricing service, bank or broker-dealer, as approved by the Adviser.  If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method approved by the Board as reflecting fair value.

Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 calendar days for which reliable market quotations are readily available, shall be valued at the closing price as provided by a Board-approved pricing service.  The pricing service will generally rely either on the latest bid and asked price or on electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.  In the absence of a price from the pricing service, such debt securities will be valued at the mean between the highest closing bid and lowest closing asking prices obtained from market makers.  Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, subject to Board oversight.

Exchange-traded options are valued at the mean between the highest closing bid and lowest closing asking price, and if unavailable, second, at the composite mean between the highest closing bid and lowest closing asking prices.  In the absence of a composite mean, options shall be valued at the bid on the exchange on which the option primarily trades.  Exchange-traded futures contracts and options on futures contracts are valued at the final settlement price or official closing price on the principal exchange on which the instrument is traded.  If there is no such price, the value will be the mean between the highest closing bid and the lowest closing asking prices on the principal exchange.

When valuations from such pricing sources discussed above are not readily available or determined by the Adviser to be unreliable, a Fund will use a security’s fair value as determined in good faith pursuant to procedures approved by the Board.

The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE.  When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale.  It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV.  Such trades may have the effect of reducing the value of existing shareholders’ investments.  The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Trust’s process may not be effective in preventing short-term NAV arbitrage trading.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close, as may have been previously fair valued, with the current day’s exchange rate.  Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund’s NAV is not calculated.  Consequently, a Fund’s portfolio securities may trade and the NAV of that Fund’s shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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FEDERAL INCOME TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations, including the application of state, local and foreign tax laws.

The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Each series of the Trust, including each Fund, is treated as a separate corporation for U.S. federal income tax purposes.  Each Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets.  If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code.  If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.

Each Fund will be subject to a 4% non-deductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year.  Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited in respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.  For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations (e.g., partnerships, other than qualified publicly traded partnerships, or trusts) for U.S. federal income tax purposes will generally pass through to such Fund.  Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.  The requirements for qualification as a regulated investment company may also significantly limit the extent to which a Fund may invest in certain other investments.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

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For U.S. federal income tax purposes, all distributions are taxable to a shareholder whether paid in cash or in shares, except as discussed below.  Distributions from a Fund’s investment company taxable income are taxable either as ordinary income or, if so reported by a Fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, taxable to individual shareholders at long-term capital gain rates.  The maximum individual rate applicable to qualified dividend income and long-term capital gains is currently 20%, plus the Medicare tax discussed below.  Distributions from a Fund’s net capital gain, if any, are taxable to a Fund’s shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of individual shareholders, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividend income distributed to individual shareholders will generally be taxed at long-term capital gain rates to the extent that such dividends are attributable to qualified dividend income from a Fund’s investments in U.S. companies and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder.  A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States.  A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States.  Dividends received by a Fund from passive foreign investment companies will not qualify for long-term capital gain rates.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual or other non-corporate shareholder will not be taxable as qualified dividend income to such shareholder if: (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.  Because a return of capital distribution reduces the basis of a shareholder’s shares, a return of capital distribution may result in a higher capital gain or lower capital loss when the shares are sold.  The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by a Fund in October, November or December to shareholders of record during one of those months and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.  In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates.  A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders.  To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

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Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though those options may not have lapsed, been closed out, sold, or exercised, or those futures or forward contracts may not have been performed, sold or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term.  Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash.  Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph.  The tax rules applicable to options, futures, forward contracts, swaps, straddles, caps, floors, collars and swaptions may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, each Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes.  Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Each Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

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A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes.  Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the Internal Revenue Service (the “IRS”), a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund’s total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the IRS.  Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax credits.  Such taxes will reduce the amounts these Funds would otherwise have available to distribute.  A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income that must be distributed to shareholders to avoid Fund-level tax.

If a Fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders.  The Fund will not be able to pass through to its shareholders any credit for such a tax.  Elections may generally be available to ameliorate these adverse tax consequences, but any such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash.  These investments could also result in the treatment of associated capital gains as ordinary income.  The Funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund’s tax liability or maximize its return from these investments.

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Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any shares of the stock of such corporations with a holding period in an unleveraged position of at least 46 days (91 days in the case of certain preferred stock), extending before and after the ex-dividend dates and distributed and reported by the Fund in written statements furnished to its shareholders (except for capital gain dividends received from a regulated investment company) may be eligible for the 50% dividends received deduction generally available to a corporation under the Code.  Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire, or otherwise incur debt attributable to, such shares, they may be denied a portion of the dividends-received deduction.  Any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

Upon a redemption of shares of a Fund (including a systematic withdrawal), an exchange of shares in a Fund for shares of another fund of the Trust or any other disposition of shares of a Fund in a transaction that is treated as a sale for federal income tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder’s tax basis in such shares.  Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.  Generally, a shareholder will recognize long-term capital gain or loss if the shares were held by the shareholder for over twelve months at the time of their redemption, exchange or other disposition and, if not held for such period, short-term capital gain or loss.  Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Any loss realized on a redemption or other disposition of shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) or other substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.  Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above.  Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares and may require application of some of these tax rules (e.g., the wash sale rules).

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares or exchanges of shares in a Fund for shares of another fund of the Trust unless the acquisition of the fund shares was debt financed.  A plan participant whose retirement plan invests in a Fund generally also is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account (other than certain distributions from a Roth IRA or Coverdell education savings account) generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders and plan participants should consult their tax advisers for more information.

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The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax and hold their shares as capital assets.  Except as otherwise provided, the discussion does not address special tax rules applicable to certain classes of investors, such as tax-advantaged or tax-deferred plans, accounts or entities, insurance companies, securities dealers and financial institutions.  Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange of shares in a Fund for shares of another fund of the Trust) of Fund shares may also be subject to state and local taxes.  A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.  Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the U.S. federal, and any other state, local or foreign, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Shareholders may be subject to a current 24% backup withholding on reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions (and exchanges) of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications.  A Fund may also be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors (i.e., nonresident aliens, foreign corporations and other foreign investors) may be subject to different U.S. federal income tax treatment.  These investors may be subject to a withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends from a Fund.  However, the Funds will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.  A Fund may choose not to designate such amounts.  Non-U.S. investors will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in a Fund or on exchanges of shares in a Fund for shares of another Fund of the Trust, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a non-U.S. investor conducts a trade or business in the United States and an investment in a Fund is effectively connected with that trade or business, then the non-U.S. investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. person.

Each Fund will generally be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act or fail to provide the Fund with an effective IRS Form W-8.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

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In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.  However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Non-U.S. investors should consult their tax advisers regarding the tax treatment described above and the application of foreign taxes to an investment in the Funds.

The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business.  In addition, in those states or localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities.  Shareholders should consult their own tax advisers concerning these matters.

TRUST GOVERNANCE

THE BOARD

The following table provides basic information about the Trustees, including their names, the date each was first elected or appointed to office, the principal business occupations of each during at least the last five years and other directorships held.  The mailing address of each Trustee and officer for purposes of Trust business is c/o RMB Investors Trust, 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603.

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
MARGARET M. EISEN (1953)	Trustee and Chair	since 2013	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (finance and asset management), 2003-2013; and Managing Director, CFA Institute, 2005-2008.	9	Board of Directors, IronBridge Funds, Inc. (3 series), 2017 – Present; Board of Trustees, Columbia Acorn Trust (8 series) and Wanger Advisors Trust (4 series), 2002-Present.
PETER BORISH (1959)	Trustee	since 2015	President, Computer Trading Corporation (financial consulting firm), since 1995.	9	None.

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Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
WILLIAM F. CONNELL (1944)	Trustee	since 2012	Founding Partner, Connell & Andersen LLP, law firm (formerly Connell & Taylor) (1987- 1997); and Founding Partner, Connell & Wiener (1997-2012).	9	None.
ROBERT SABELHAUS (1948)	Trustee	since 2015	Retired since 2008. Formerly, Senior Executive Vice President, Legg Mason Inc.	9	None.

BOARD STRUCTURE

The direction and supervision of the Trust is the responsibility of the Board.  The Board establishes each Fund’s policies and oversees and reviews the management of each Fund.  The Board reviews the services provided by the Adviser and U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) to ensure that each Fund’s general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.

The Board is comprised of four Trustees, none of whom is considered an “interested person” as defined in the 1940 Act (the “Independent Trustees”).  The Board has appointed Ms. Eisen as its Chair.  Each Trustee shall serve as Trustee until: a successor is elected, his or her resignation or removal as provided in the Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), the Trust terminates, or reaching the Trust’s mandatory retirement age for Independent Trustees (or any extension thereof).  The Board may grant one or more extensions of service of up to 12 months to Independent Trustees who have reached the age of retirement.  The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders.  Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose.  A Trustee may be removed with or without cause by a written instrument signed by a majority of the Trustees.

The Trustees annually evaluate the performance of the Board, which evaluation includes considering the effectiveness of the Board’s committee structure.  The Board believes that its leadership structure is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, the nature of its business, and is consistent with industry practices.  In particular, the Board believes that having all Independent Trustees is appropriate and in the best interests of Fund shareholders.  The Board believes the existing structure enables it to exercise effective oversight over the Funds and their operations.

COMMITTEES

The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee.  Each committee is chaired by and comprised solely of Independent Trustees.

The Audit Committee of the Board consists of Ms. Eisen, Mr. Borish and Mr. Sabelhaus, each an Independent Trustee.  Ms. Eisen is the chair of the Audit Committee and is the Audit Committee Designated Financial Expert.  The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm.  The Audit Committee met twice during the twelve month period ended December 31, 2018.

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The Nominating Committee of the Board consists of Mr. Connell, Mr. Borish and Mr. Sabelhaus, each an Independent Trustee.  Mr. Connell is chair of the Nominating Committee.  The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created.  The Nominating Committee meets as necessary.  The Nominating Committee did not meet during the twelve month period ended December 31, 2018.  As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy certain criteria used in evaluating candidates for independent trustee, the Board anticipates that the Nominating Committee would favor the re-nomination of an existing Trustee rather than a new candidate.  Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust.  Any recommendation should be submitted in writing to the Secretary of the Trust, c/o RMB Capital Management, LLC, 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603.  Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination.  In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement.  In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees.  The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.

The Board Valuation Committee consists of Ms. Eisen and Mr. Connell, each an Independent Trustee.  The Valuation Committee has responsibility for the fair value pricing of any securities held by the Funds, as necessary.  The Valuation Committee did not meet during the twelve month period ended December 31, 2018.

RISK OVERSIGHT

As part of its responsibilities for oversight of the Trust and the Funds, the Board oversees risk management of each Fund’s investment program and business affairs.  Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Adviser and other service providers (depending on the nature of the risk).  The Funds are subject to a number of risks, including investment, compliance, valuation, and operational risks.  The Board interacts with and reviews reports from the Adviser, the independent registered public accounting firm for the Funds and the Administrator regarding risks faced by the Funds and the service providers’ risk functions.  The Board performs its oversight responsibilities as part of its Board and Committee activities.  The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Code of Business Conduct and Ethics pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board has approved the Trust’s compliance program and appointed the Trust’s CCO, who is responsible for testing the compliance procedures of the Trust and certain of its service providers.  Senior management of the Adviser and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program.  The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders.  A Trustee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

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Mr. Borish has served as an Independent Trustee on the Board since 2015.  His relevant experience includes over 30 years of experience with financial, regulatory and investment matters, including as a founder, chief executive officer and trader for multiple hedge fund firms as well as a trading coach.  Mr. Borish has experience with board functions through his position on the boards of various charitable organizations and as a result of his service as an Independent Trustee for the past three years.

Mr. Connell has served as an Independent Trustee on the Board since 2012.  His relevant experience includes over 45 years of experience in law and business, including founding a legal practice focusing on international banking, as well as advising lenders in corporate finance, asset-backed finance, commodity finance and other lending transactions.  Mr. Connell has experience with board functions through his service as an Independent Trustee for the past six years.

Ms. Eisen has served as an Independent Trustee on the Board since 2013.  Her relevant experience includes experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States.  She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis.  Ms. Eisen has experience with board functions through her former position as a director of a public operating company and her service as an independent trustee on the boards of other registered investment companies for the past fifteen years and her service as an Independent Trustee for the past five years.

Mr. Sabelhaus has served as an Independent Trustee on the Board since 2015.  His relevant experience includes over 40 years of experience with financial, regulatory and investment matters as a result of his positions in management with large financial industry corporations, including as a senior executive officer of a major asset management firm.  Mr. Sabelhaus has experience with board functions through his service as an Independent Trustee for the past three years.

SECURITY AND OTHER INTERESTS

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N-1A under the 1940 Act, as of December 31, 2018.  Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the Trustees do not own shares of the Funds.

Name of Trustee INDEPENDENT TRUSTEES	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1,2]
Peter F. Borish	None
William F. Connell	$10,001 - $50,000
Margaret M. Eisen	None
Robert G. Sabelhaus	None

1 Securities “beneficially owned” as defined by rules promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, the Trustee can exert voting power and where the Trustee has authority to sell the securities.  The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

2 As of December 31, 2018 the RMB family of Funds consisted of six funds which are not offered in this SAI.

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For the two-year period ended December 31, 2018, none of the Independent Trustees, or their immediate family members, owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

Officers affiliated with the Adviser are not compensated by the Trust for their services.  The Trust typically pays the Independent Trustees an annual retainer and a per-meeting fee and reimburses them for their expenses associated with attendance at meetings.  Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the Funds have not paid any Trustee fees.  The aggregate amount of compensation paid to each Independent Trustee by the Trust as of the year ended December 31, 2018, was as follows:

Name of Person, Position	Total Compensation from Trust and Fund Complex*
Peter F. Borish	$63,000
William F. Connell	$59,000
Margaret M. Eisen	$81,500
Robert G. Sabelhaus	$63,000

* As of December 31, 2018, the Fund Complex was comprised of six separate series.  Amount does not include reimbursed expenses for attending Board and applicable Committee meetings.

Subject to shareholder approval of the Plan and other conditions, the Reorganizations are currently expected to be completed on or about June 21, 2019.  For the fiscal year ending June 30, 2019, it is estimated that the compensation to be paid by the Funds to each Independent Trustee will be de minimis.

* Amount does not include reimbursed expenses for attending Board and applicable Committee meetings.

OFFICERS

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee
OFFICERS
WALTER H. CLARK (1968)	President	since 2016	Chief Operating Officer of the Adviser, since 2010.	Director, IronBridge Funds, 2010-2019 (3 series).
MAHER HARB (1968)	Chief Financial Officer and Treasurer	since 2016	Chief Financial Officer of the Adviser, since 2008.	N/A
JOHN G. DAVIS (1970)	Chief Compliance Officer	since 2017	President, Secretary, Chief Executive Officer and Chief Compliance Officer, IronBridge Funds, since 2010; Chief Compliance Officer, IronBridge Capital Management, L.P., (2003-2017.	N/A
FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and	since 1990
First Vice President of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (funds’ former investment adviser) (1990-2016); and First Vice President, Burnham Securities, Inc. (1990- 2016).
N/A
	Anti-Money Laundering Compliance Officer	since 1999

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Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee
KRISTA L. RIVERS (1970)	Senior Vice President	since 2016	Senior Vice President, Director of Institutional Client Service of the Adviser, since 2014; and Senior Vice President, Ariel Investments, LLC from 1993-2014.	N/A
LAURA A. FLENTYE (1969)	Senior Vice President and Secretary	since 2018
Chief Administrative Officer since 2018; Vice President, Business Administration, of the Adviser (2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management, LLC (2000-2016).
				N/A
	Vice President	2017

PORTFOLIO MANAGERS

Other Accounts Managed

The following table provides information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2018.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Small Cap Fund and SMID Cap Fund
Christopher C. Faber	None	2 accounts. $5 million in assets	214 accounts. $115 million in assets	None	None	None
Jeffrey B. Madden	None	2 accounts. $5 million in assets	11 accounts. $53 million in assets	None	None	None
Dividend Growth Fund
Paul Murphy	None	None	None	None	None	None
Todd Griesbach	1 Fund. $100 million in assets	None	2,000 accounts. $826 million in assets	None	None	None

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Description of Compensation

The Adviser’s investment team, including the Funds’ portfolio managers, is compensated in various forms, which typically includes the following: (i) a base salary, (ii) individual bonus, and (iii) profit sharing.  Compensation is used to reward, attract and retain high quality investment professionals.

The investment team is evaluated and accountable at three levels.  The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved.  The second level is teamwork, generally evaluated through contribution within sector teams.  The third level pertains to overall portfolio and firm performance.

Fixed salaries and individual bonuses for investment professionals are determined by the Adviser’s compensation committee, using tools which may include annual evaluations, compensation surveys, and feedback from other employees.  The amount of the individual bonus is determined by a mix of quantitative and qualitative measures related largely to (i) the performance of the specific funds and accounts managed by the individual and (ii) the individual’s contributions to teamwork, which can include the performance of other funds and accounts with which the individual is not directly involved.  For these purposes, fund and account pre-tax performance is evaluated on an absolute basis and in relation to a benchmark over one- and three-year periods.  Each Fund’s applicable benchmark is provided below.  The individual bonus is not based on a pre-determined percentage of the Adviser’s revenues or net income.

Fund	Benchmark
Small Cap Fund	Russell 2000® Index
SMID Cap Fund	Russell 2500® Index
Dividend Growth Fund	Russell 1000® Index

The investment team may also receive profit sharing.  Portfolio managers’ profit sharing may be in the form of a Profits Interest in the Adviser.  Profits Interests are a pre-determined percentage of the Adviser’s net income.  The Adviser believes that profit sharing will be a significant factor in ensuring a motivated and stable employee base going forward.  The Adviser believes that the combination of competitive salaries, individual bonuses, and profit sharing provides the Adviser with a demonstrable advantage in the retention and motivation of employees.

Finally, the Adviser maintains a bank of unallocated Profits Interests to be used for those individuals whose contributions to the firm grow over time.  If any portfolio manager should retire or leave the firm, the Adviser has the right to sunset their Profits Interest and redistribute to new portfolio managers.  This should provide for smooth succession through the gradual rotation of Profits Interests from one generation of portfolio managers to the next.

The Adviser believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.  The Adviser believes that overall its compensation structure/levels is aligned with the interests of the Funds’ shareholders.

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  In addition, certain trading practices such as cross trading between a Fund and another account raise conflicts of interest.  The principal types of potential conflicts of interest that may arise are discussed below.  Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.  Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

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•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements.  If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.

•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed.  If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.  There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Ownership of Securities

Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the portfolio managers do not own shares of the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the Trustees and Officers do not own shares of the Fund.

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Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control a fund for purposes of voting on matters submitted to a vote of shareholders.  Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.  Prior to the date of this SAI, the Funds had not yet commenced operations and therefore there were no principal holders or control persons of the Funds as of the date of this SAI.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

RMB, located at 115 S. LaSalle, 34th Floor, Chicago, Illinois, 60603 is the investment adviser to the Funds.  The Adviser is an independent diversified financial services firm with approximately $8.6 billion in assets under management, as of December 31, 2018, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products.  The Adviser was organized in 2005 and is a wholly-owned subsidiary of RMB Capital Holdings LLC.

Compensation Information.  Each Fund has entered into an investment advisory contract (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a sub-adviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

FUND NAME	ANNUAL ADVISORY FEE (% of average daily net assets)
Small Cap Fund	1.00%
SMID Cap Fund	0.85%
Dividend Growth Fund	0.65%

Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the Funds have not paid fees to the Adviser.

Expense Limitation Agreement.  From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets.  The Adviser has contractually agreed to waive all or a portion of its management fees and reimburse other expenses to the extent required so that each Fund’s Total Annual Fund Operating Expenses do not exceed amounts specified for each share class.  The table below sets forth the expense limits agreed to by the Adviser for each Fund and share class, as a percentage of the Fund’s average daily net assets.

Limit on Total Annual Fund Operating Expenses
	Small Cap Fund	SMID Cap Fund	Dividend Growth Fund
Class I	1.10%	0.95%	0.80%

The Adviser’s expense waiver and reimbursement obligations under the agreement are determined monthly, based on each Fund’s annualized expenses for the month.  The Expense Limitation Agreement will remain in effect with respect to a Fund for one year after the Fund’s commencement of operations and cannot be terminated prior thereto without the approval of the Board of Trustees of RMB Investors Trust (the “Trust”).  There can be no assurance that the Expense Limitation Agreement will be continued thereafter.

The expense limits will not apply to interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act), if any, and other extraordinary expenses not incurred in the ordinary course of business.  Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents, (iii) expenses of holding and soliciting proxies for a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider.

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To the extent the Adviser waives its compensation and/or assumes expenses to satisfy a Fund’s expense limitation, the Adviser may seek repayment by a Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed (except that amounts waived or assumed with respect to the IronBridge Funds are not eligible for repayment after completion of the Reorganization), provided that the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver/reimbursement or in effect at the time of the repayment.

Additional Information.  Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provide investment advice.  Because of different investment objectives or other factors, a particular security may be bought for one or more RMB Investors Trust’s mutual funds, including the Funds, or clients when one or more are selling the same security.  If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them.  To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.  In addition, the Advisory Agreement includes a mutual indemnity for the benefit of the Funds and the Adviser.

Under the Advisory Agreement, the Trust and the Funds may use the name “RMB” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect.  If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

Codes of Ethics.  To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds and the Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act.  These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information about Fund portfolio transactions.  These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.  These codes of ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-942- 8090.  Also, these codes of ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Procedures.  The Board has adopted Proxy Voting Policies and Procedures (“Procedures”) on behalf of the Trust.  Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to a third party provider of proxy administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers.  The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Procedures allow the Adviser to engage an independent proxy voting service to assist in the voting of proxies by providing research and administrative services relating to proxy voting.  The proxy voting service may also provide recommendations and research for proxy votes; however, the actual votes will be cast by the Adviser.  The Procedures require that the Adviser take reasonable steps to ensure that any third party proxy voting service is independent of the Adviser based on relevant facts and circumstances.

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 The Procedures also provide that the Adviser will make reasonable efforts to recall any loaned securities so that they may be voted according to the Adviser’s instructions.  In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall loaned securities to facilitate the voting of the shares.  In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an IPO by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored.

The Procedures also require the Adviser to present to the Board: (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis; (ii) any deviations from the proxy voting guidelines adopted by the Adviser and the Trust (“Adviser’s Proxy Guidelines”); and (iii) at least annually, a record of each proxy voted by the Adviser on behalf of the Funds and recommend changes to the Procedures (if any) based on the Adviser’s experience under the Procedures, evolving industry practices and applicable regulatory developments.  The Proxy Oversight Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes.

If a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Adviser’s Best Execution Committee, which has primary oversight of proxy voting, will review the vote to determine that the decision was based on the Fund’s best interest and was not the product of the conflict.  See Appendix B for the Adviser’s Proxy Voting Policies and Procedures.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Adviser’s ability to vote proxies.  As a result, the Funds’ non-U.S. proxies will be voted on a best-efforts basis.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th of each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1- 800-462-2392 and on the SEC’s web site at www.sec.gov.

ADMINISTRATOR

USBFS located at 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., provides administrative and fund accounting services to the Funds pursuant to a separate Administration and Fund Accounting Agreement.

Under these Agreements, the USBFS calculates the daily net asset value of the Funds and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, USBFS receives from the Funds, a fee, computed daily and payable monthly based on the Funds’ average net assets, plus out-of-pocket expenses.

Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the Funds have not paid USBFS fees for administrative and accounting services.

DISTRIBUTOR

Distribution Agreement.  Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds.  The Distributor continually distributes shares of the Funds on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

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The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the applicable prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective.  The Adviser pays the Distributor an additional fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Distribution Plan.  The Trust has not adopted a distribution plan with respect to the Class I shares.

CUSTODIAN

U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust.  The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS and the Custodian are affiliated entities under the common control of U.S. Bancorp.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

BNY Mellon Asset Servicing, located at 4400 Computer Drive Westborough, MA 01581, is the transfer and dividend paying agent for the Trust.  Its compensation is based on schedules agreed on by the Trust and the transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102, is the independent registered public accounting firm for the Trust.  In addition to reporting annually on the financial statements of the Trust, the firm provides other audit, tax and related services.

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SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF THE TRUST’S SHARES

The Trust is a statutory trust organized on August 20, 1998 under Delaware law.  The Trustees are responsible for the management and supervision of the Funds.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish.  Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders.  As of the date of this SAI, the Trustees have authorized shares only of the Funds offered in this SAI.  Additional series may be added in the future.  The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund.  When issued, shares are fully paid and non- assessable.  In the event of liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote.  The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders.  Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares.  At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation.  In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law.  It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

•
contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;

•	provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund; and
•	provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations.  In light of Delaware law, the nature of the Trust’s business and the nature of its assets, we believe the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust.  The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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BROKERAGE

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds.  In executing portfolio transactions, the Adviser will seek to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

When one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.  Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under their investment advisory agreement with the Funds.  Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive services from a broker that have both a “research” and a “non-research” use.  These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Adviser’s investment professionals.  When received, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.  The management fee paid by each Fund is not reduced because the Adviser may receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

No transactions may be effected by a Fund with the Distributor acting as principal for its own account.  Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere.  Transactions in securities on a securities exchange are generally effected as agency transactions with brokers who receive compensation for their services.  U.S. Government and debt securities are traded primarily in the over-the-counter market.  Certain equity securities also may be traded in the over-the-counter market.  Transactions in the over-the-counter market are generally effected as principal transactions with dealers.  However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”).  The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

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Prior to the date of this SAI, the Funds had not yet commenced operations and therefore the Funds have not paid broker commissions as of the date of this SAI.

Affiliated Brokers.  Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”).  This practice creates a conflict of interest that may give the Adviser an incentive to place trades through Affiliated Brokers because Affiliated Brokers will receive commissions and fees for executing securities transactions for the Funds.  The Funds address these conflicts through, among other things, compliance with Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder.

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange.  The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that an Affiliated Broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction will not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for such broker’s other unaffiliated customers.  A Fund may execute purchases and sales of portfolio securities through an Affiliated Broker if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution.  The Affiliated Broker can charge a Fund commissions for these transactions, subject to the procedures adopted by the Board and subject to review by the Independent Trustees.  No Fund will engage in principal transactions with Affiliated Brokers.  When appropriate, orders for the account of a Fund placed by Affiliated Brokers may be combined with orders of their respective clients in order to obtain a more favorable commission rate.  When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

Prior to the date of this SAI, the Funds had not yet commenced operations and therefore did not own the securities issued by any broker-dealers with whom the Fund transacted business.

FINANCIAL STATEMENTS

Prior to the date of this SAI, the Funds had not yet commenced operations.  Accordingly, no financial statements are provided for the Funds.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term deposit ratings may be adjusted for loss severity.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk.  Default is a real possibility.

“RD” – Restricted Default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Adequate credit quality.  The capacity for the payment of short- term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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 “R-4” – Speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings.  The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

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 Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks – S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The following summarizes long-term ratings used by Fitch:

“AAA” – Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

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“A” – High credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Speculative.  “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – Substantial credit risk.  “CCC” ratings indicate that substantial credit risk is present.

“CC” – Very high levels of credit risk.  “CC” ratings indicate very high levels of credit risk.

“C” – Exceptionally high levels of credit risk.  “C” indicates exceptionally high levels of credit risk.

Corporate Finance defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the “C” category.

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“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – Speculative capacity to pay principal and interest.

“D” - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade (“VMIG”) scale.  VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.  For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating.  Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

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“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

About Credit Ratings

A S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P Global Ratings view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security.  Credit ratings are not statements of fact.  They include subjective considerations and involve expectations for future performance that cannot be guaranteed.  To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change.  Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued.  In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur.  Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

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The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.

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APPENDIX B

PROXY VOTING GUIDELINES OF THE ADVISER

PROXY VOTING AND CLASS ACTIONS

Most Recently Revised:  October 31, 2018

_____________________________________________________________________________________

BACKGROUND

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients.  Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting.  The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests.  Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of the Compliance Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions.  However, many investment advisers adopt policies and procedures regarding class actions.

RISKS

In developing these policies and procedures, RMB Capital considered numerous risks associated with the proxy voting process.  This analysis includes risks such as:

•	RMB Capital lacks written proxy voting policies and procedures;
•	Proxies are not identified and processed in a timely manner;
•	Proxies are not voted in Clients’ best interests;
•	Conflicts of interest between RMB Capital and a Client are not identified or resolved appropriately;
•	Third-party proxy voting services do not vote proxies according to RMB Capital’s instructions and in Clients’ best interests; and
•	Proxy voting records, Client requests for proxy voting information, and RMB Capital’s responses to such requests, are not properly maintained;
•	RMB Capital lacks policies and procedures regarding Clients’ participation in class actions; and
•	RMB Capital fails to maintain documentation associated with Clients’ participation in class actions.

RMB Capital has established the following guidelines as an attempt to mitigate these risks.

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 POLICIES AND PROCEDURES

Proxy Voting

Proxies are assets of RMB Capital’s Clients that must be voted with diligence, care, and loyalty.  RMB Capital will vote each proxy in accordance with its fiduciary duty to its Clients.  RMB Capital will generally seek to vote proxies in a way that maximizes the value of Clients’ assets.  However, RMB Capital will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.  Clients may retain the right to vote their proxies by providing RMB Capital prior written notice or by not consenting to the proxy service provided by RMB Capital.  The Asset Management team, through AM Middle Office, coordinates RMB Capital’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires RMB Capital to maintain certain books and records associated with its proxy voting policies and procedures.  RMB Capital’s recordkeeping obligations are described in the Maintenance of Books and Records section of the Compliance Manual.  The CCO will help ensure that RMB Capital complies with all applicable recordkeeping requirements associated with proxy voting.

Use of Proxy Voting Service

Publicly Traded Securities:

RMB Capital retained ISS to assist in the proxy voting process.  The CAO manages RMB Capital’s relationship with ISS.  The CAO helps ensure that ISS votes all proxies according to Clients’ specific instructions and RMB Capital’s general guidance, and retains all required documentation associated with proxy voting.

RMB Capital requires ISS to notify RMB Capital if ISS experiences a material conflict of interest in the voting of Clients’ proxies.

•	Absent specific instructions from RMB Capital, ISS votes proxies according to its recommendations.
•	RMB Capital will not vote proxies for the following types of securities:
¤	Unsupervised securities

¤	Securities in transition (e.g., securities held in an account that are in the process of being sold so the account can be aligned with the model portfolios)

¤	Securities that have been sold. These represent securities that are no longer in the account at the time of the proxy vote.

¤	Foreign securities in countries which require “share blocking.”

Proxies received after a Client terminates its advisory relationship with RMB Capital will not be voted.  The AM Middle Office team will promptly return such proxies to the sender, along with a statement indicating that RMB Capital’s advisory relationship with the Client has terminated, and that future proxies should not be sent to RMB Capital.

•
If the Portfolio Manager decides to override ISS, the Portfolio Manager must notify the CCO.  Once notified, the CCO or her designee will circulate the proxy to the other voting members of the BestEx Committee.  This notification will provide the BestEx Committee with:

¤	A brief write-up provided by the Portfolio Manager on the rationale for the decision to override the Proxy Service.

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¤	Represent that the Portfolio Manager and RMB Capital are not conflicted in making the chosen voting decision.

¤	If there are no objections among the BestEx Committee, the Portfolio Manager can provide instructions to the Asset Management employee responsible for voting or to convey the voting decision to ISS.

¤
RMB Capital will not neglect its proxy voting responsibilities, but RMB Capital may abstain from voting if it deems that abstaining is in its Clients’ best interests.  For example, RMB Capital may be unable to vote securities that have been lent by the Custodian.  In addition, RMB Capital will not vote proxies for the same types of securities as discussed above.

Private Securities

From time to time, RMB Capital may receive a proxy for a shareholder’s meeting of a private company.  For private securities, the proxy will be circulated by the CCO for review.  In this case, the Portfolio Manager must provide the CCO with his or her rationale for the vote which will be provided to the BestEx Committee.  The BestEx Committee will vote all privately held securities given that proxy service providers generally do not provide recommendations on privately held securities.

Conflicted Voting

•
The Portfolio Manager must notify, at a minimum, the BestEx Committee, if they are aware of any potential conflict of interest associated with a proxy vote.  It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting.  The following examples are meant to help the Portfolio Manager identify potential conflicts:

¤	RMB Capital provides investment advice to a publicly traded company. RMB Capital receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

¤	RMB Capital provides investment advice to an officer or director of an Issuer. RMB Capital receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

¤
RMB Capital or an affiliate has a financial interest in the outcome of a proxy vote, such as when RMB Capital is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including RMB Capital;

¤	An issuer or some other third party offers RMB Capital or an Employee compensation in exchange for voting a proxy in a particular way;

¤	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. RMB Capital receives a proxy solicitation from that Issuer; and

¤	RMB Capital or its Employees have a short position in an Issuer, but RMB Capital’s Clients have a long position in the same Issuer. RMB Capital receives a proxy solicitation from the Issuer.

¤	RMB Capital or an employee is a member of the board of directors of a publicly or privately traded companies.

•
If RMB Capital detects a material conflict of interest in connection with a proxy solicitation or a Portfolio Manager disagrees with the recommendation of ISS, RMB Capital will abide by the following procedures:

¤	The Chair of the BestEx Committee will convene the BestEx Committee either in person or create a discussion via email.

¤
The Chair of the BestEx Committee and/or the CCO will describe the proxy vote under consideration and identify the perceived conflict of interest.  They will circulate the course of action that the Portfolio Manager believes is in RMB Capital’s Clients’ best interests.

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¤
The BestEx Committee members will review any documentation associated with the proxy vote and evaluate the Portfolio Manager’s proposal.  The BestEx Committee members may wish to consider, among other things:

■	A vote’s likely short-term and long-term impact on the Issuer;

■	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

■	Whether the issues raised by the proxy vote would be better handled by some other action by the Issuer;

■	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

■	Whether the Portfolio Manager’s proposal appears consistent with Clients’ best interests.

¤	After taking a reasonable amount of time to consider the Portfolio Manager’s proposal, each of the BestEx Committee members will make a recommendation regarding the proxy vote.

Recordkeeping

•	The Asset Management team and/or ISS (as applicable) will retain the following information in connection with each proxy vote
¤	The Issuer’s name;

¤	The security’s ticker symbol or CUSIP, as applicable;

¤	The shareholder meeting date;

¤	The number of shares that RMB Capital voted;

¤	A brief identification of the matter voted on;

¤	Whether the matter was proposed by the Issuer or a security-holder;

¤	Whether RMB Capital cast a vote;

¤	How RMB Capital cast its vote (for the proposal, against the proposal, or abstain); and

¤	Whether RMB Capital cast its vote with or against management.

•
If RMB Capital votes the same proxy in two directions, the Asset Management team will maintain documentation describing the reasons for each vote (e.g., RMB Capital believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	If ISS does not provide a recommendation and the Portfolio Manager elects to abstain from voting the proxy, AM Middle Office will maintain the documentation.
•
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO.  Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Class Actions

RMB Capital does not direct Clients’ participation in class actions, as disclosed in Part 2A of Form ADV.  Clients are given an option to elect a third-party vendor to provide class action litigation monitoring and claim filing.  RMB Capital does, however, facilitate an exchange of information between the Client and the third-party vendor.  Any information received regarding class action lawsuits will be forwarded to the Clients who may be eligible to participate and do not elect to utilize the services of a third-party vendor.

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Affiliated Private Funds and Affiliated Mutual Funds managed by RMB Capital currently utilize a third-party vendors, ISS and US Bancorp, which provides class action litigation monitoring and claim filing.

Class actions will be reported to the BestEx Committee generally on an annual basis.

Disclosures to Clients and Investors

RMB Capital includes a description of its policies and procedures regarding proxy voting and class actions in Part 2A of Form ADV and in its Wrap Fee Program Brochure, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how RMB Capital voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, RMB Capital does not disclose how it expects to vote on upcoming proxies.  Additionally, RMB Capital does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

B-5

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